Section 240.14a-101 Schedule 14A. Information required in proxy statement. Schedule 14A Information Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
Astoria Financial Corporation (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.

(3) Filing Party:

(4) Date Filed:

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 19, 2004

              The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 19, 2004, at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

1.	The election of three directors for terms of three years each;

2.	The approval of an amendment to the Astoria Financial Corporation Executive Officer Annual Incentive Plan;

3.	The ratification of the appointment of the independent auditor; and

4.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

              Holders of record of Astoria Financial Corporation common stock, as of the close of business on March 26, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting, and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 and at Astoria Federal Savings and Loan Association, Mortgage Center, 2000 Marcus Avenue, New Hyde Park, New York 11042, for a period of ten days prior to the meeting.

              IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

By order of the Board of Directors,

Alan P. Eggleston Executive Vice President, Secretary and General Counsel
Dated: April 16, 2004

ASTORIA FINANCIAL CORPORATION
One Astoria Federal Plaza
Lake Success, New York 11042-1085

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 19, 2004

General Information

              This Proxy Statement and the accompanying proxy card are being furnished to holders of Astoria Financial Corporation, or AFC, common stock in connection with the solicitation of proxies by the Board of Directors of AFC, or the Board, for use at the AFC Annual Meeting of Shareholders to be held on May 19, 2004, and at any adjournments or postponements thereof, or the Annual Meeting. AFC’s Annual Meeting will be held at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC’s issued and outstanding common stock, par value $0.01 per share, or AFC Common Stock, as of the close of business on March 26, 2004, or the Record Date, are entitled to vote at the Annual Meeting. The 2003 Annual Report on Form 10-K, which includes the consolidated financial statements of AFC for the fiscal year ended December 31, 2003, or the Consolidated Financial Statements, accompanies this Proxy Statement and the proxy card which are first being mailed or given to shareholders of record on or about April 16, 2004.

Voting and Quorum Requirements

              As of the Record Date, there were 78,291,048 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting, except as described below. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

              The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The approval of the amendment to the Astoria Financial Corporation Executive Officer Annual Incentive Plan, or the Executive Incentive Plan, the ratification of the appointment of KPMG LLP as independent auditor for AFC, and any other matter that may properly come before the Annual Meeting require the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon.

              Shares of AFC Common Stock as to which the “ABSTAIN” box has been selected on the proxy card with respect to the approval of the amendment to the Executive Incentive Plan or the ratification of the appointment of KPMG LLP as independent auditor for AFC will be counted as present and entitled to vote and will have the effect of a vote against such approval or ratification, as the case may be. In contrast, shares of AFC Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present and entitled to vote and will have no effect on the vote on each matter presented.

              Every properly executed proxy card that is received timely by AFC will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed unmarked proxy cards will be voted FOR the election of the Board’s nominees as directors, FOR the approval of the amendment to the Executive Incentive Plan, and FOR the ratification of the appointment of the independent auditor. If you are a shareholder whose shares are not registered in your own name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

              Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock which is beneficially owned, directly or indirectly, by a shareholder who, as of the Record Date, beneficially owns more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the Astoria Federal Savings and Loan Association, or Association, Employee Stock Ownership Plan, or ESOP, nor the trustee of such plan is considered the beneficial owner of the AFC Common Stock held by the Association ESOP.

              Participants in the Association ESOP and the Association Incentive Savings Plan have the right to direct the voting of AFC Common Stock held in their plan accounts, but do not have the right to vote those shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the plan fiduciaries for information on how to direct the voting of these shares.

Revocation of Proxies

              Any shareholder who executes a proxy has the right to revoke it at any time before it is voted. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office or at the Annual Meeting prior to the opening of the balloting at the Annual Meeting, either a written revocation or a proxy, duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Interests of Management in Certain Proposals

              At the Annual Meeting, shareholders are being asked to vote on an amendment to the Executive Incentive Plan, under which executive officers may earn performance-based incentive awards upon attainment of performance goals, which amendment would extend the term of the plan for five years. As a result, AFC’s executive officers have personal interests in the outcome of this proposal that are different from the interests of AFC’s other shareholders.

Security Ownership of Certain Beneficial Owners

              The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, known to AFC to be the beneficial owner of more than five percent (5%) of AFC voting stock. For purposes of the Annual Meeting, the AFC Common Stock is the only AFC voting stock outstanding.

Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Association ESOP c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza Lake Success, New York 11042	7,803,418	(1)	9.97

Citigroup Inc. 399 Park Avenue New York, New York 10043 and Citigroup Global Markets Holdings Inc. f/k/a Salomon Smith Barney Holdings Inc. 388 Greenwich Street New York, New York 10013	4,422,142	(2)	5.56

(1)	This plan is an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, or ERISA. The Association ESOP provides for individual accounts for the accrued benefits of participating employees of AFC and its subsidiaries and their beneficiaries and is administered by a committee comprised of four officers of the Association. The assets of

2

the Association ESOP are held in trust by Prudential Bank & Trust Company, FSB. The number of shares indicated in the chart above represents the total shares held by the trust as of December 31, 2003 according to a Schedule 13G filed on or about February 9, 2004. As of December 31, 2003, the trustee held 7,803,418 shares of AFC Common Stock on behalf of the Association ESOP, 3,043,364 shares of which had been allocated to the accounts of individual participants and their beneficiaries. State Street Bank and Trust Company has been appointed a fiduciary of the plan for the purpose of determining how to vote the Association ESOP’s AFC Common Stock at the Annual Meeting. For voting purposes, each participant as a “named fiduciary” will be eligible to direct State Street Bank and Trust Company how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the Association ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received, will be voted by State Street Bank and Trust Company at the Annual Meeting in the same manner and proportion as the allocated shares with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of ERISA. In certain circumstances, ERISA may confer upon State Street Bank and Trust Company and/or the trustee the power and duty to control the voting and tendering of AFC Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights as well as the voting and tendering of unallocated AFC Common Stock.

(2)	According to a joint filing on Schedule 13G (Amendment No. 3) filed as of February 13, 2004, Citigroup, Inc. claims shared voting and dispositive power with respect to 4,422,142 shares of AFC Common Stock, while Citigroup Global Markets Holdings Inc. f/k/a Salomon Smith Barney Holdings Inc. claims shared voting power and dispositive power with respect to 4,328,078 shares of AFC Common Stock, in each case, as of December 31, 2003. Both Citigroup, Inc. and Citigroup Global Markets Holdings Inc. f/k/a Salomon Smith Barney Holdings Inc. are reporting as parent holding companies or control persons where the aggregate amount held directly by the parent or control person, and directly and indirectly by their subsidiaries or affiliates that are not persons specified in Section 240.13d-1(b)(1)(ii)(A) through (I) of the Exchange Act, does not exceed one percent of the securities of the subject class. The filing identifies the subsidiary which directly holds the securities reported as Smith Barney Fund Management LLC, an investment advisor in accordance with Section 240.13d -1(b) (1)(ii)(E) of the Exchange Act

PROPOSAL NO. 1
ELECTION OF DIRECTORS

              The Board consists of thirteen (13) directors divided into three classes: two of five directors each and one of three directors. Upon election by the shareholders, the directors of each class generally serve for a term of three years, with the directors of one class elected each year. From time to time, nominees may be recommended for shorter terms to either reclassify the directors, so as to maintain the classes as equal in number as possible, or to provide earlier shareholder input in filling expected vacancies.

              In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding such director’s seventy-fifth (75th) birthday.

              The directors whose terms expire at the Annual Meeting are John J. Conefry, Jr., Lawrence W. Peters and Thomas V. Powderly. Each of these directors (individually, a “Board Nominee” and, collectively, the “Board Nominees”) has been nominated by the Board to stand for reelection, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2007. Mr. Peters will reach mandatory retirement age of seventy-five (75) in December 2004. Accordingly, we do not expect that Mr. Peters will finish the three year term for which he stands for election. At the time of Mr. Peters’ retirement, the Board will have the option of either eliminating the Board seat and reducing the size of the Board or conducting a search and appointing an individual to fill the vacancy in accordance with the Company’s Bylaws. If the Board decides to fill the vacancy, the Board intends to submit the new director for election at the annual meeting of shareholders to be held in 2005, in recognition of the length of the remaining term of the vacancy being filled. Each Board Nominee has consented to being named in this Proxy Statement and to serve as a director of AFC if elected.

              If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH.

Board Nominees, Directors and Executive Officers

The following table sets forth certain information regarding the Board Nominees for election and members of the Board.

Name	Age (1)	Positions Held with AFC (2)	Director Since	Term Expires

George L. Engelke, Jr.	65	Director, Chairman of the Board, President, and Chief Executive Officer	1993	2005

Gerard C. Keegan	57	Director, Vice Chairman and Chief Administrative Officer	1997	2006

Andrew M. Burger	69	Director	1993	2006
John J. Conefry, Jr.	59	Director and Vice Chairman and Nominee	1998	2004
Denis J. Connors	62	Director	1993	2006
Robert J. Conway	68	Director	1998	2005
Thomas J. Donahue	63	Director	1993	2006
Peter C. Haeffner, Jr.	65	Director	1997	2005
Ralph F. Palleschi	57	Director and Presiding Director	1996	2005
Lawrence W. Peters	74	Director and Nominee	1998	2004
Thomas V. Powderly	66	Director and Nominee	1995	2004
Leo J. Waters	69	Director	1998	2005
Donald D. Wenk	73	Director	1998	2006

(1)	As of the Record Date.

(2)	All directors of AFC also serve as directors of the Association.

The following table sets forth certain information regarding the non-director executive officers of AFC.

Name	Age (1)	Positions Held With AFC

Alan P. Eggleston	50	Executive Vice President, Secretary and General Counsel
Arnold K. Greenberg	63	Executive Vice President and Assistant Secretary
Gary T. McCann	50	Executive Vice President
Monte N. Redman	53	Executive Vice President and Chief Financial Officer

(1)	As of the Record Date.

              All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. See “Executive Compensation — Employment Agreements.”

             Biographical Information

              The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act.

                           Directors and Board Nominees

              George L. Engelke, Jr. has been President, Chief Executive Officer and a director of AFC since its formation in 1993. He has served as Chairman of the Board and Chairman of the Board of Directors of the Association since April 1997. A certified public accountant, he joined the Association in 1971 as Vice President and Treasurer. He was named Executive Vice President and Treasurer in 1974, Chief Operating Officer in 1986 and President and Chief Executive Officer in 1989. He has served as a director of the Association since 1983. Mr. Engelke serves as a director and Chairman of the Community Preservation Corporation and as a director of the

Advisory Board of Neighborhood Housing Services of New York City, Inc. He is a director and Vice Chairman of the Federal Home Loan Bank of New York and a member of the Thrift Institutions Advisory Panel to the Federal Reserve Bank of New York. He is a member of the Board of Trustees of Long Island University and a past Chairman and currently a director of the Community Bankers Association of New York State and a member of the Government Affairs Steering Committee, the Government Affairs Council and a former director of America’s Community Bankers. Mr. Engelke previously served as a member of the Financial Accounting Standards Advisory Council.

              Gerard C. Keegan has been Vice Chairman, Chief Administrative Officer and a director of AFC and the Association since September 30, 1997, when he joined AFC following the acquisition of The Greater New York Savings Bank, or The Greater, and its merger with and into the Association, referred to as The Greater Acquisition. He is responsible for the retail banking, information services, marketing and small business lending areas of the Association. Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997. He is a member of the Board of Trustees of St. Francis College.

              Andrew M. Burger has been a director of AFC since its formation in 1993 and is the former President of Atlantic Iron Works, Inc. He has served as a director of the Association since 1975.

              John J. Conefry, Jr. has served as Vice Chairman and a director of AFC since September 30, 1998 when he joined AFC following the acquisition of Long Island Bancorp, Inc., or LIB, and the merger of LIB with and into AFC and the merger of LIB’s wholly owned subsidiary, The Long Island Savings Bank FSB, or LISB, with and into the Association, referred to as the LIB Acquisition. He served as an executive officer of AFC from September 30, 1998 to December 29, 2000. From December 30, 2000 until September 30, 2001, he served as Chairman of AFC’s Litigation Advisory Committee which was established in connection with the action entitled The Long Island Savings Bank, FSB v. The United States pending before the United States Court of Federal Claims. Prior to joining AFC, Mr. Conefry served as Chief Executive Officer of LISB from 1993 and of LIB from 1994 through the consummation of the LIB Acquisition. He was named President of LIB and LISB in 1996. Mr. Conefry served as a director of LISB from 1980 and of LIB from 1993. He was named Vice Chairman of LISB in 1993. He served as Chairman of the Board of Directors of LIB and of LISB from 1994. Prior to joining LISB in 1993, Mr. Conefry was employed by Merrill Lynch, Pierce, Fenner & Smith, Inc., as a Senior Vice President from 1981 to 1993. Prior to that, he was a partner in the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte & Touche LLP. Mr. Conefry also serves on a number of boards of not-for-profit organizations. He serves as a trustee of Hofstra University and is a director of 1-800-flowers.com, Inc. a gift retailer whose Class A common stock is registered under Section 12 of the Exchange Act and trades on The Nasdaq Stock Market under the symbol “FLWS”.

              Denis J. Connors has been a director of AFC since its formation in 1993 and is the former Chairman and Chief Executive Officer of Curran & Connors, Inc., a designer and publisher of annual reports. He has served as a director of the Association since 1990.

              Robert J. Conway has been a director of AFC since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1983. Mr. Conway was employed by AMF Bowling, Inc. for 29 years. His last position with AMF Bowling, Inc. was Corporate Vice President and Group Executive of the Worldwide Bowling Products Group. He has worked as a professional equities trader.

              Thomas J. Donahue, a certified public accountant, has been a director of AFC since its formation in 1993. He retired as a partner of Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP, in 1986. Following his retirement and prior to becoming a director of the Association, Mr. Donahue served as president and a director of other savings institutions from 1987 to 1990. He has served as a director of the Association since 1990.

              Peter C. Haeffner, Jr. has been a director of AFC and the Association since September 30, 1997 following The Greater Acquisition. He is Managing Director and Principal of Real Estate Trade Advisors LLC, a real estate finance and advisory company. From December 1998 to June 2001, he served as Senior Director, Financial Services Group, of Cushman & Wakefield, Inc., a real estate firm. Mr. Haeffner served as Senior Managing Director, Financial Services Group, Corporate Advisory and Finance Division of Cushman & Wakefield, Inc. from December 1997 to December 1998 and as its Eastern Regional Director, Financial Services Group from May 1994 to December 1997. Previously, Mr. Haeffner was President and Managing Director of Sonnenblick-Goldman Company, a real estate firm, for eight years. Mr. Haeffner also serves as a director of Stewart Title Insurance Company of New York. Mr. Haeffner served as a director of The Greater from 1992 to 1997.

              Ralph F. Palleschi, a certified public accountant, has been a director of AFC and the Association since 1996. In 1983, he co-founded First Long Island Investors, Inc., a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended, and a registered broker/dealer with the National Association of Securities Dealers, Inc. He continues to serve as a director and is President and Chief Operating Officer of such company. From 1993 to 1997, he served as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President — Finance and Chief Financial Officer of Entenmann’s Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP. He is Vice Chairman of the Board of Directors of National Center for Disability Services and Chairman of the Board of Trustees of the Variety Child Learning Center.

              Lawrence W. Peters has been a director of AFC and the Association since September 30, 1998, following the completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He joined LISB in 1989 as a Senior Executive Vice President and Chief Lending Officer. Mr. Peters retired from his management position with LISB in 1995 and rejoined LIB and LISB as President and Chief Operating Officer in 1997. Prior to initially joining LISB, Mr. Peters was employed by The Dime Savings Bank of New York, F.S.B. as Vice Chairman and a director, and was in charge of all lending functions.

              Thomas V. Powderly has been a director of AFC and the Association since January 31, 1995, following the acquisition of Fidelity New York, F.S.B., or Fidelity, by the Association. He served Fidelity in a variety of capacities. From 1986 to 1990, he served as Executive Vice President. In 1990, he was appointed President and Chief Operating Officer and in 1992 was named Chief Executive Officer. He was named Chairman of the Board of Directors of Fidelity in 1993. From 1993 until January, 1995, he served as Chairman and Chief Executive Officer. Prior to 1986, Mr. Powderly held positions with Edward S. Gordon, Inc., a commercial real estate brokerage and management firm, and with several thrift institutions.

              Leo J. Waters has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1990. Mr. Waters is the President of a private investment consulting firm.

              Donald D. Wenk has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1974. From 1992 until 1994, Mr. Wenk served as Chairman of the Board of Directors of LISB. From 1994 until 1996, Mr. Wenk served as Chairman of the Executive Committee of the Boards of Directors of LIB and LISB. He is the Chairman of the Board of Directors of American Casting & Manufacturing Corporation.

                           Executive Officers Who Are Not Directors

              Alan P. Eggleston, an attorney, has served as Executive Vice President and General Counsel of AFC since December 1997 and as Secretary since March 2001. He served as Senior Vice President and General Counsel of AFC from 1996 to 1997. He joined the Association in 1993 as Vice President and General Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. He is responsible for the legal, auditing and security areas of the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions.

              Arnold K. Greenberg has served as Executive Vice President of AFC since December 1997, and as Senior

Vice President from its formation in 1993 to 1997. He is responsible for banking operations, human resources and the general services and facilities areas of the Association. He joined the Association in 1975 as Vice President and was appointed Senior Vice President in 1979 and Executive Vice President in 1997. In 1986, Mr. Greenberg became Senior Vice President, Administration and Operations, and in January of 1993, Senior Vice President, Consumer Services. He also serves as a member of the Board of Directors of the Long Island Region of the American Heart Association.

              Gary T. McCann has served as Executive Vice President of AFC since December 2003. He serves as senior lending officer of the Association. Mr. McCann joined the Association in 1990. From 1993 to 1997, he served as Vice President and Director of Residential Mortgage Originations of the Association and from 1997 to 2003 served the Association as Senior Vice President. In December 2003, he became Executive Vice President of both AFC and the Association. Prior to joining the Association, Mr. McCann served as a senior officer of residential lending at another thrift institution.

              Monte N. Redman has served as Executive Vice President and Chief Financial Officer of AFC since December 1997. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President, Investment Officer in 1985, in 1989 was appointed Senior Vice President, Treasurer and Chief Financial Officer and, in 1997, was appointed Executive Vice President and Chief Financial Officer. He also serves as the First Vice Chairman of the Board of Directors of the national Tourette Syndrome Association.

              There is no family relationship between any director, any Board Nominee, any officer or any significant employee of AFC, except that Mr. Conefry’s spouse is the niece of the sister-in-law of Mr. Conway. There are no proceedings to which any director, officer or affiliate of AFC, any owner of record or beneficially of more than five percent (5%) of any class of AFC voting stock, or any associate of any such person is a party adverse to AFC or any of its subsidiaries nor does any such person have a material interest adverse to AFC or its subsidiaries.

Director Independence

              The Board has conducted a review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and AFC and its subsidiaries, affiliates and equity investors, including those reported under “Transactions with Certain Related Persons.” See page 10. The Board also examined transactions and relationships between directors or their affiliates and members of the senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

              The Board has determined that a majority of the current directors of AFC are independent, with Messrs. Engelke and Keegan being the only non-independent directors due to their positions as executive officers, as required by the New York Stock Exchange, or NYSE, Listed Company Manual. In addition to utilizing the specific independence standards set forth in Sections 303A of the NYSE Listed Company Manual, the Board adopted Director Independence Standards, a copy of which is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” The Director Independence Standards are intended to supplement the NYSE independence standards and to cover three specific situations: (i) directors who obtain routine banking services from the Association; (ii) donations by AFC to charities with which directors are associated; and (iii) direct or indirect payments for services by an executive officer to a company with whom a director is affiliated made under circumstances where the payment if made by AFC for services rendered to AFC would not impair the director’s independence pursuant to the NYSE Listed Company Manual.

              Pursuant to the Director Independence Standards, a director will not be considered to have his or her independence impaired by maintaining a deposit account of any amount with the Association so long as the Association maintains a rating in one of the two highest rating categories under the classification system used by the Office of Thrift Supervision in conducting its examinations of the Association. A lending relationship between a director and the Association will not be considered to impair a director’s independence so long as the loan was granted in accordance with applicable Office of Thrift Supervision regulations and Regulation O of the Federal Reserve Board regulations, the loan is not, pursuant to the Association’s usual policies, classified as non-accrual, past due, restructured or a potential problem loan, and the loan does not involve more than the normal risk of collectability or otherwise present other unfavorable features. Other banking services offered by the Association are viewed as immaterial to a director’s independence.

              Pursuant to the Director Independence Standards, a director will not be deemed to have his or her independence impaired by contributions made by AFC to a charity with which the director may be associated unless the contribution exceeds $100,000 per year.

              Pursuant to the Director Independence Standards, a director will not be deemed to have his or her independence impaired where such director has an equity investment in the same company as an executive officer and AFC does not engage in business with that company or where a director is associated with a company with which AFC does not do business but which an executive officer may do business so long as the revenue generated by such business does not exceed the greater of $1,000,000 or 2% of such company’s consolidated gross revenue.

Identifying and Evaluating Nominees for Director

              In the past when vacancies on the Board have occurred, potential nominees would be identified by canvassing Board members and executive management or through negotiations involving acquisitions. These potential nominees were then interviewed by executive management and, separately, by a committee of non-management directors. If a consensus was reached that a candidate would make an appropriate addition to the Board and the Nominating and Corporate Governance Committee (formerly the Nominating Committee) concurred, the individual would be nominated and presented to the Board for appointment to the Board. In developing the nomination of directors for consideration by the shareholders at annual shareholder meetings, the Nominating Committee generally considered those factors now formally established in the Nominee Qualification Guidelines. Significant weight was given to existing directors whose terms were expiring. Their knowledge and insight regarding AFC, their service and the informal evaluation of their performance on the Board by their peers were carefully considered. AFC has never received a shareholder nominee and has never retained any third party to assist in the search process. The Charter of the Nominating and Corporate Governance Committee authorizes the Committee to utilize the services of search firms at the Committee’s discretion.

              The Board has now adopted Nominee Qualification Guidelines for use by the Nominating and Corporate Governance Committee in evaluating all potential nominees. Among the matters reviewed are the candidate’s integrity, maturity, experience, judgment, collegiality, skill, commitment and potential conflicts of interest. A copy of the Nominee Qualification Guidelines is available on AFC’s website at http://ir.astoriafederal.com under the heading “Corporate Governance.” If a shareholder presents a potential nominee, the shareholder is encouraged to provide information that is responsive to the Nominee Qualification Guidelines to assist the Nominating and Corporate Governance Committee in evaluating proposed nominees. Such nominations and related information will be considered and reviewed by the Nominating and Corporate Governance Committee of the Board.

              Pursuant to the Corporate Governance Guidelines adopted by the Board, all newly elected Board members are required, at the time of their initial election to the Board, to have an investment in AFC Common Stock. Within three years of initial election, directors are expected to maintain beneficial ownership in non-derivative shares of AFC Common Stock equal to at least 2,000 shares.

              For additional information, see “Additional Information — ‘Shareholders Proposals’ and ‘Notice of Business to be Conducted at an Annual Meeting’” on page 28.

Committees and Meetings of the Board

              The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, President and Chief Executive Officer or any three (3) members of the Board. During the fiscal year ended December 31, 2003, the Board met twelve (12) times. No director attended less than seventy five percent

(75%) of the total number of meetings held by the Board and its committees on which such director served.

              The Board has established three (3) standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee.

              The Compensation Committee consists of Mr. Connors, as Chairman, and Messrs. Burger, Donahue, Palleschi and Wenk. The function of the Compensation Committee is to carry out the duties and responsibilities set forth in the Charter of the Compensation Committee, including but not limited to, (i) discharging the responsibilities of the Board relating to AFC’s compensation and benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans; (ii) producing an annual report on executive compensation for inclusion in AFC’s proxy statement; and (iii) otherwise assisting the Board in its oversight responsibilities with respect to the human resources, compensation and benefits activities of AFC and its subsidiaries. A copy of the Compensation Committee’s Charter is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” The Compensation Committee administers and establishes target incentives, establishes goals and reviews performance relative to such goals pursuant to the Executive Incentive Plan. The Compensation Committee also administers the Astoria Financial Corporation 1993 Incentive Stock Option Plan, or the Incentive Option Plan, the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 1996 Officer Option Plan, the 1999 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 1999 Officer Option Plan, and the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 2003 Officer Option Plan, including the granting of options pursuant to such plan, and also administers the 1996 Stock Option Plan for Outside Directors of Astoria Financial Corporation, or the 1996 Directors Option Plan, and the 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation, or the 1999 Directors Option Plan. The committee meets as needed and met two (2) times during 2003. All members of the Compensation Committee are independent as such term is defined in the NYSE Listed Company Manual.

              The Nominating and Corporate Governance Committee consists of Mr. Palleschi, as Chairman, and Messrs. Burger, Connors, Donahue and Wenk. The function of the Nominating and Corporate Governance Committee is to carry out the duties and responsibilities set forth in the Charter of the Nominating and Corporate Governance Committee, including but not limited to, (i) assisting the Board in identifying individuals qualified to become Board members; (ii) recommending to the Board nominees for election to the Board; (iii) reviewing nominations for election to the Board made by shareholders of AFC pursuant to Article I, Section 6(c)(ii) of AFC’s Bylaws; (iv) assisting the Board in developing and implementing a process to assess the effectiveness of individual Board members and of the Board and its committees collectively; (v) advising the Board with respect to Board and committee composition and procedures; (vi) developing, recommending to the Board and annually reviewing AFC’s Corporate Governance Guidelines; and (vii) otherwise carrying out the duties, goals and responsibilities assigned to the Committee pursuant to AFC’s Bylaws, the Corporate Governance Guidelines and the Committee’s Charter. Copies of the Nominating and Corporate Governance Committee’s Charter, the Corporate Governance Guidelines and AFC’s Bylaws are posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” This committee meets as needed and met one (1) time during 2003. All members of the Nominating and Corporate Governance Committee are independent as such term is defined in the NYSE Listed Company Manual.

              The Audit Committee consists of Mr. Donahue, as Chairman, and Messrs. Burger, Connors, Haeffner, Palleschi and Waters. The function of the Audit Committee is to oversee the accounting and financial reporting processes of AFC and audits of the financial statements of AFC and to carry out the duties and responsibilities set forth in the Charter of the Audit Committee, including but not limited to, (i) assisting Board oversight of: (a) the integrity of AFC’s financial statements, (b) AFC’s compliance with legal and regulatory requirements, (c) the qualifications and independence of AFC’s independent auditor, and (d) the performance of AFC’s independent auditor and the internal audit function; (ii) preparing a Committee report as required by the Securities and Exchange Commission, or SEC, to be included in AFC’s annual proxy statement; and (iii) performing such other functions as shall be assigned to the Committee by the Board. The Committee also reviews (i) the scope and results of the audits and reviews performed by the internal and the independent auditor of AFC, (ii) the internal controls and accounting systems and policies of AFC, (iii) the basis for certain reports to the Association’s regulatory authorities, and (iv)

reports of examination of AFC and the Association issued by the Office of Thrift Supervision or other regulatory authorities. A copy of the Audit Committee’s Charter is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance” and is attached to this proxy statement as Exhibit B. The Audit Committee is a standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that Messrs. Donahue and Palleschi are audit committee financial experts. They and all other members of the Audit Committee have been determined by the Board to be independent as defined in the NYSE Listed Company Manual. While the Board has not directly limited the number of audit committees of other public companies on which an Audit Committee member may sit, the Board has limited, within the Corporate Governance Guidelines, Board member service on other public company boards of directors to no more than two other companies. This committee meets, at a minimum, on a quarterly basis, and met eight (8) times during 2003. See “Audit Committee — Report of the Audit Committee” below.

Transactions with Certain Related Persons

              It is the policy of AFC and the Association that all transactions, including loans {which are only made by the Association}, between AFC or the Association and its directors, executive officers, members of their families, holders of ten percent (10%) or more of the shares of any class of its common stock, and affiliates thereof, may be made only in the ordinary course of AFC’s and the Association’s business, contain terms no less favorable to AFC or the Association than could have been obtained in arms-length negotiations with unaffiliated persons, and must be approved by a majority of the independent outside directors of AFC or the Association, respectively, not having any interest in the transaction or, as allowed by law, are benefits provided generally to all full time employees of the Association on a nondiscriminatory basis and such benefits have been similarly approved by the Board. Loans may not involve more than the normal risk of collection or present other unfavorable features. All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association’s policy in this regard and have not been disclosed as non-accrual, past due, restructured or potential problem loans. All such loans are subject to and comply with the insider lending restrictions of Section 22(h) of the Federal Reserve Act (12 U.S.C. §375b)

              For a discussion of the compensation received by directors, Board Nominees and executive officers, see “Director Compensation” and “Executive Compensation.”

Security Ownership of Management

              The following table sets forth certain information concerning the interests in AFC Common Stock as of the Record Date of each director and Board Nominee of AFC, each executive officer and former executive officer of AFC named in the Summary Compensation Table and all directors and executive officers of AFC as a group. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(3)

George L. Engelke, Jr.	2,139,791	(4)(5)	2.71
Gerard C. Keegan	287,721	(6)
Andrew M. Burger	130,630	(7)
John J. Conefry, Jr.	35,156	(8)
Denis J. Connors	217,086	(9)
Robert J. Conway	86,004
Thomas J. Donahue	150,932	(10)
Peter C. Haeffner, Jr.	44,096	(11)
Ralph F. Palleschi	46,000
Lawrence W. Peters	29,212
Thomas V. Powderly	50,000	(12)
Leo J. Waters	22,584	(13)
Donald D. Wenk	119,872
Alan P. Eggleston	826,552	(5)(14)	1.05
Arnold K. Greenberg	1,029,395	(5)(15)	1.31
Monte N. Redman	502,271	(16)
Thomas W. Drennan	264,387	(17)
All directors, Board Nominees and
executive officers as a group (18
persons)	5,087,297	(18)	6.33

(1)	Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.

(2)	Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Engelke (762,844 shares), Mr. Keegan (183,000 shares), Mr. Burger (28,000 shares), Mr. Conefry (24,000 shares), Mr. Connors (36,000 shares), Mr. Conway (36,768 shares), Mr. Donahue (36,000 shares), Mr. Haeffner (28,000 shares), Mr. Palleschi (40,000 shares), Mr. Peters (12,000 shares), Mr. Waters (20,092 shares), Mr. Wenk (35,576 shares), Mr. Eggleston (193,000 shares), Mr. Greenberg (126,000 shares), Mr. Redman (289,844 shares), Mr. Drennan (156,337 shares), and all directors, Board Nominees and executive officers as a group (2,112,461 shares).

(3)	Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).

(4)	Included are 541,970 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power and 19,365 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(5)	Messrs. Engelke, Eggleston and Greenberg are among the trustees of the Association Employees’ Pension Plan. As such, each has included within the shares beneficially owned by them 515,538 shares of AFC Common stock held by the Association Employees’ Pension Plan, as to which each has shared voting and investment power.

(6)	Included are 38,219 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power.

(7)	Included are 50,000 shares of AFC Common Stock as to which Mr. Burger has shared voting and investment power.

(8)	Included are 1,160 shares of AFC Common Stock as to which Mr. Conefry has shared voting and investment power.

(9)	Included are 80,000 shares of AFC Common Stock as to which Mr. Connors has shared voting and investment power.

(10)	Included are 89,126 shares of AFC Common Stock as to which Mr. Donahue has shared voting and investment power.

(11)	Included are 600 shares of AFC Common Stock as to which Mr. Haeffner has shared voting and investment power.

(12)	Included are 50,000 shares of AFC Common Stock as to which Mr. Powderly has shared voting and investment power.

(13)	Included are 570 shares of AFC Common Stock as to which Mr. Waters has shared voting and investment power.

(14)	Included are 612,147 shares of AFC Common Stock as to which Mr. Eggleston has shared voting and investment power and 4,931 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(15)	Included are 538,429 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power and 32,409 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(16)	Included are 23,721 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power.

(17)	Included are 77,087 shares of AFC Common Stock as to which Mr. Drennan has shared voting and investment power.

(18)	Included are 1,103,636 shares of AFC Common Stock as to which directors, Board Nominees and executive officers, as a group, have shared voting and investment power and 56,705 shares of AFC Common Stock as to which they have shared voting and sole investment power.

11

Director Compensation

             Directors’ and Other Fee Arrangements

              All non-employee directors of AFC receive an annual retainer of $22,000. No additional fees for attendance at Board meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association receive an annual retainer of $44,000. No additional fees for attendance at Association Board of Directors meetings are paid. The Chairman of the Audit Committee of AFC and the Association receives an additional annual retainer of $10,000 in the aggregate and all members of the Audit Committee receive a per meeting fee of $1,000 per Audit Committee meeting attended. The Chairman of the Nominating and Corporate Governance Committee of AFC and the Association receives an additional annual retainer of $10,000 in the aggregate and all members of the Nominating and Corporate Governance Committee receive a per meeting fee of $1,000 per Nominating and Corporate Governance Committee meeting attended. The Chairman of the Compensation Committee of AFC and the Association receives an additional annual retainer of $5,000 in the aggregate and all members of the Compensation Committee receive a per meeting fee of $1,000 per Compensation Committee meeting attended. Typically, committee meetings of AFC and the Association are held as joint meetings and only a single meeting fee is paid.

             Directors’ Option Plans

              AFC maintains the 1996 Directors Option Plan, pursuant to which options were previously granted to directors, but which has remained frozen by the Board since 1999. AFC also maintains the 1999 Directors Option Plan pursuant to which non-employee directors of AFC and the Association are granted options on terms previously approved by the shareholders of AFC.

              Pursuant to the 1999 Directors Option Plan, each person who first becomes a non-employee director of AFC or the Association after May 19, 1999 is granted, on the 15th day of the month following the month in which he or she becomes a non-employee director, an option to purchase 8,000 shares of AFC Common Stock at an exercise price per share equal to the final quoted sale price for AFC Common Stock on the NYSE on the date of grant. In addition, on January 15th of each succeeding year, each person who is then a non-employee director receives a grant of an option to purchase an additional 4,000 shares of AFC Common Stock at an exercise price per share equal to the final quoted sale price for AFC Common Stock on the NYSE on the date of grant. All options granted pursuant to the 1999 Directors Option Plan vest and become exercisable upon grant.

              All options granted under the 1996 Directors Option Plan or the 1999 Directors Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director’s options immediately terminate.

             Directors’ Retirement Plan

              This plan provides retirement benefits for directors with at least 10 years of service, who are not and have not been employees of AFC, the Association or any of their predecessors in interest. The benefit is a life annuity payable beginning in the month following termination of service as a director or attainment of age 65, whichever is later. The annual benefit amount is equal to 100% of the annualized aggregate rate of fees paid for service as a non-employee director of AFC or the Association for the last month of service prior to retirement, reduced by 5% for each year that the director’s years of service totals less than 20 years. In the event of a change of control of AFC or the Association, each participating director may require the Association or its successor to pay either (1) a lump sum payment, within 30 days following the change of control or upon the director ceasing to serve as a director, whichever is later, equal to the actuarially determined present value of the future benefits payable to the director or (2) an amount into a grantor trust adequate to fund the benefits as they become otherwise due. Pursuant to the terms of the plan, the LIB Acquisition constituted a change of control of AFC. In March 1999, AFC and the Association amended this plan to provide that no director who first joins the Board or the Board of Directors of the Association after March 1, 1999 will be eligible to participate in the plan.

             Directors Deferred Compensation Plan

              Pursuant to this plan, outside directors of either AFC or the Association may elect to defer receipt of all or any part of their directors’ fees. Deferred fees are carried on the books of AFC as an unfunded obligation and are credited with interest quarterly at a rate equal to the average of AFC’s consolidated cost of funds and yield on investments for the preceding quarter, unless the cost of funds exceeds the yield on investments, in which case the rate is based upon the preceding quarter’s consolidated yield on investments. In the event of a change of control of AFC or the Association, each participating director may elect that his fees, with accrued interest, be placed in a grantor trust established for the benefit of the director, applied to the purchase of an insurance company annuity contract, or be paid directly by AFC or its successor.

             Directors’ Death Benefit

              This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the director’s designated beneficiary will receive from AFC a payment equal to one year’s directors’ fees at the rate in effect immediately preceding his or her death. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease.

Executive Compensation

              The Report of the Compensation Committee on Executive Compensation and the Stock Performance Chart shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” filed with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

             Report of the Compensation Committee on Executive Compensation

              Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC’s Chief Executive Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

              General. The compensation of the executive officers of AFC for fiscal year 2003 was reviewed by the Compensation Committee of AFC in December 2002 and January 2003 and was ratified and approved by the Board.

              The Compensation Committee of AFC met on two (2) occasions during fiscal 2003. It met to review corporate performance against established target awards, performance goals and corporate performance measures to determine the incentive payments to be made to the executive officers pursuant to the Executive Incentive Plan for 2002 and to establish target awards, performance goals and corporate performance measures to be utilized with respect to the executive officers pursuant to the Executive Incentive Plan for 2004. The Committee also met and granted stock options under the 2003 Officer Option Plan to, among others, executive officers, reviewed the performance of the executive officers and established compensation levels for the executive officers of AFC for fiscal year 2004. In connection with establishing compensation levels for the executive officers for fiscal year 2003, AFC retained the services of Mercer Human Resource Consulting, or Mercer, during 2002 to undertake an extensive senior executive compensation study in order to assist the Compensation Committee. The purpose of the study was to assess the competitiveness of AFC’s and the Association’s total compensation program for their senior executives, including the executive officers, and make recommendations to the Compensation Committee.

              Executive Compensation Philosophy. The primary objective of the executive compensation program of

AFC and the Association is to attract and retain highly skilled and motivated executive officers who will manage AFC in a manner to promote prudent growth and profitability and advance the interests of its shareholders. The compensation program is designed to provide levels of compensation which are competitive and reflective of the organization’s performance in achieving its goals and objectives, both financial and non-financial, as determined in its business plan. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executives upon retirement based upon the length of service provided to AFC and the Association and the appreciation of AFC Common Stock.

              In structuring its executive compensation program, AFC considers the before and after tax financial impact the program will have on AFC and the Association. Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, places a limitation of $1 million on the deductibility by AFC of certain elements of compensation earned by each of the executives named in the “Summary Compensation Table” on page 18, referred to individually as a Named Executive or collectively as the Named Executives, who were employed by AFC or the Association at year end. This limitation does not apply to all institutions within AFC’s industry or to all companies from which it would recruit executive personnel. AFC has generally submitted compensation and benefit plans to its shareholders for approval when required, in order to maintain the deductibility of payments made to the Named Executives. As a result of the approval of such plans and based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not materially impact the financial condition or results of operations of AFC for the year ended December 31, 2003.

              The executive compensation program of AFC consists of four (4) elements: Base Salary, Short-term Incentive Compensation, Long-term Incentive Compensation and Retirement Benefits. The following is a discussion of each of these components.

              Base Salary. Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary is considered in conjunction with the short-term incentive compensation component of the executive compensation program. Base salary is set at a level to provide a reasonably competitive level of base compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term incentive component of the compensation program, as occurred for 2003.

              To determine whether or not base salary and short-term incentive compensation, discussed below, for 2003 were set at levels that were competitive, the Compensation Committee reviewed a number of sources of information, including the SNL Executive Compensation Review 2002, Banks and Thrifts and the Mercer study noted above. Particular emphasis was placed on those institutions that were of similar asset size and standing to that of AFC.

              As a result of their analysis, the Compensation Committee in December 2002 approved, and the Board ratified, total 2003 base salary compensation of $3,200,000 for the six (6) executive officers, compared to $3,065,000 paid to such officers for 2002. The Chief Executive Officer received a salary increase to $975,000 per annum. The remaining five (5) executive officers received increases for 2003 averaging 5.20%, ranging from a high of 7.14% to a low of 4.55%. All such increases reflected contributions to the goals and objectives of AFC and the increased cost of living within the market from which AFC draws its workforce.

              Short-term Incentive Compensation. Short-term incentive compensation consists of awards paid pursuant to the Executive Incentive Plan. The Board and Compensation Committee of AFC recognize that the operation of AFC is substantially affected by the environment in which it operates. It is expected that its executives will maintain systems in place to monitor that environment and will take steps to foresee and manage the various risks that such environment presents. The Board and the Compensation Committee also believe that, to be effective, the attainment of targets established under the short-term incentive component of the compensation program should be both challenging, yet prudently attainable.

              The Executive Incentive Plan for 2003 provided for a target incentive equal to seventy percent (70%) of base salary for the Chief Executive Officer and forty-five percent (45%) of base salary in the case of each of the other executive officers.

              The performance measurement utilized for 2003 was the diluted earnings per share of AFC Common Stock. A series of achievement levels was established, with each level assigned a percentage award from zero percent (0%) up to two hundred percent (200%). The zero percent (0%) award represented performance below a reasonable threshold level of achievement. The Compensation Committee of AFC, which administers the plan, has discretion under the Executive Incentive Plan to reduce a calculated award, but not to increase it.

              For fiscal year 2003, the Compensation Committee, pursuant to the terms of the Executive Incentive Plan, certified that AFC’s financial performance resulted in awards of zero percent (0%) of the applicable target incentive.

              Long-term Incentive Compensation. The long-term incentive compensation portion of AFC’s and the Association’s compensation program consists of the Incentive Option Plan, the 1996 Officer Option Plan, the 1999 Officer Option Plan and the 2003 Officer Option Plan. These plans are designed to provide incentives for long-term positive performance by the executive and other officers and to align their financial interests with those of AFC shareholders by providing the opportunity to participate in AFC Common Stock price appreciation, if any, which may occur after the date of grant of stock options pursuant to such plans.

              See the table on page 11 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC and “Executive Compensation — Incentive Option Plans” on pages 19 through 22 for further information regarding certain options outstanding with respect to the Named Executives.

              Retirement Benefits. Retirement benefits are designed to provide for an adequate level of income to each executive officer following his or her retirement from AFC and the Association based upon length of service and to support the goals and objectives of the remainder of the compensation program. The retirement benefits are provided through the Association ESOP, the Association Incentive Savings Plan, the Association Employees’ Pension Plan, or the Pension Plan, the Association Excess Benefit Plan, or the Excess Plan, and the Association Supplemental Benefit Plan, or the Supplemental Plan. See “Executive Compensation — Pension Plans” for a description of the Pension Plan, the Excess Plan and the Supplemental Plan which are all defined benefit pension plans.

              The Association maintains the Association ESOP and ESOP Trust for the benefit of the salaried employees of AFC and the Association. The Association ESOP provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of loans made by AFC to the Association ESOP. See the “Summary Compensation Table” on page 18 and the table on page 11 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives.

              Compensation of the Chief Executive Officer. The Compensation Committee met in December 2002 to review the performance of the executive officers during 2002, to establish recommended compensation levels for such officers for 2003 and to discuss appropriate goals and participation levels with respect to such officers’ participation in the Executive Incentive Plan.

              At the December 2002 meeting, the projected financial performance of AFC and the accomplishment of financial and non-financial goals and objectives of AFC and the Association, as set forth in the prior year business plan, were reviewed as was the performance of the executive officers of AFC. Mr. Engelke provided the Compensation Committee with insights as to both his own performance and that of the other executive officers and recommended compensation adjustments with respect to the other executive officers.

              The Compensation Committee, based upon these discussions, determined the level of salary for the executive officers, including the Chief Executive Officer, to take effect January 1, 2003. As part of that determination, the Compensation Committee utilized relative information provided in the SNL Executive Compensation Review 2002, Banks and Thrifts and the Mercer report. The Compensation Committee recommended, and the Board approved, that the compensation of the Chief Executive Officer be increased from $950,000 per annum in 2002 to $975,000 per annum in 2003 and that his target incentive be increased from sixty-five percent (65%) to seventy percent (70%) of base salary pursuant to the Executive Incentive Plan, reflecting an objective that more compensation be incentive based. These compensation adjustments reflected not only the increased cost of living, but also the overall performance of both Mr. Engelke and AFC.

Compensation Committee of AFC
Denis J. Connors, Chairman Andrew M. Burger Thomas J. Donahue	Ralph F. Palleschi Donald D. Wenk

             Compensation Committee Interlocks and Insider Participation.

              Recommendations to the Compensation Committee of AFC with respect to both executive officers’ and non- executive officers’ salaries are presented by Mr. Engelke. Mr. Engelke also provides insight to the Compensation Committee regarding his performance and that of the other officers of AFC, both executive and non-executive, and provides other recommendations regarding executive officer compensation. Mr. Engelke does not attend or participate in the Committee’s deliberations or approval of compensation issues relating to himself. There are no interlocking relationships requiring disclosure in this Proxy Statement between any executive officers of AFC, members of the Compensation Committee of AFC and any other entity.

             Stock Performance Chart.

              The following graph shows a comparison of cumulative total shareholder return on AFC Common Stock for its last five fiscal years commencing on January 1, 1999, with the cumulative total returns of both a broad market index, the Standard & Poor’s 500 Stock Index, and a peer group index, the Financials Sector of the Standard & Poor’s 400 Mid-cap Index. The peer group indexes set forth in the graph below consists of a different set of institutions than that considered by the Compensation Committee or the Board in determining the compensation of the executive officers.

Legend

S&P 400 Financials Index

AFC Common Stock

S&P 500 Stock Index

Comparison of Cumulative Total Return of
AFC Common Stock and Market, Peer Group and Other Indices (1)

12/31/03

12/31/02

12/31/01

12/29/00

12/31/99

12/31/98

50

75

100

125

150

175

200

	AFC Common Stock	S&P 500 Stock Index	S&P 400 Financials Index

Dec. 31, 1998	$100.00	$100.00	$100.00
Dec. 31, 1999	68.24	121.04	87.54
Dec. 29, 2000	125.76	110.02	106.52
Dec. 31, 2001	125.31	96.95	107.24
Dec. 31, 2002	131.85	75.52	99.72
Dec. 31, 2003	186.03	97.18	134.06

(1)	Assumes $100 invested at the close of business on December 31, 1998 and all dividends reinvested through the end of AFC’s fiscal year ended December 31, 2003.

17

             Summary Compensation Table

              The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by AFC and the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer, the next four highest paid executive officers of AFC and the Association who received salary and bonuses in excess of $100,000 for the 2003 fiscal year and any additional individual who would have been listed among the next four highest paid executive officers of AFC and the Association, but for the fact that he was no longer an executive officer as of December 31, 2003.

Name and Principal Positions	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation ($) (3)

		Salary ($)	Bonus ($) (1)	Other Annual Compen- sation ($)	Awards		Payouts

					Restricted Stock Awards ($) (2)	Securities Underlying Options/ SARs (#) (2)	LTIP Payouts ($)

George L. Engelke, Jr.	2003	975,000	0	—	—	210,000	—	39,842
Chairman, President,	2002	950,000	524,875	—	—	270,000	—	37,470
CEO and Director	2001	875,000	1,137,500	—	—	250,000	—	31,149

Monte N. Redman	2003	515,000	0	—	—	87,000	—	39,842
Executive Vice	2002	490,000	166,600	—	—	114,000	—	37,470
President and Chief	2001	450,000	360,000	—	—	88,000	—	31,149
Financial Officer

Gerard C. Keegan	2003	460,000	0	—	—	68,000	—	34,934
Vice Chairman,	2002	440,000	149,600	—	—	95,000	—	35,360
Chief Administrative	2001	400,000	320,000	—	—	72,000	—	29,913
Officer and Director

Arnold K. Greenberg	2003	425,000	0	—	—	63,000	—	39,842
Executive Vice	2002	405,000	137,700	—	—	87,000	—	37,470
President	2001	370,000	296,000	—	—	67,000	—	31,149

Alan P. Eggleston	2003	375,000	0	—	—	59,000	—	37,641
Executive Vice	2002	350,000	119,000	—	—	81,000	—	36,470
President, Secretary	2001	305,000	244,000	—	—	63,000	—	30,695
and General Counsel

Thomas W. Drennan (4)	2003	412,500	0	—	—	0	—	39,015
Executive Vice	2002	430,000	146,200	—	—	93,000	—	37,470
President	2001	400,000	320,000	—	—	71,000	—	31,149

(1)	Consists of payments pursuant to the Executive Incentive Plan. This plan is a Short-term Incentive Plan. See “Executive Compensation — Report of the Compensation Committee on Executive Compensation” on pages 13 through 16 above.

(2)	Options with limited stock appreciation rights, or LSARs, attached were granted to the Named Executives during 2003, 2002 and 2001. No freestanding stock appreciation rights, or SARs, have been granted to the Named Executives. See “Executive Compensation — Incentive Option Plans” on pages 19 through 22.

(3)	Represents the fair market value of AFC Common Stock and cash which was allocated under the Association ESOP to the account of the Named Executive for the year ended December 31, 2003, 2002 and 2001, respectively, based upon the closing price per share of AFC Common Stock of $37.20, $27.15, and $26.46, as quoted on the NYSE on December 31, 2003 and 2002 and on The Nasdaq Stock Market on December 31, 2001, respectively.

(4)	Mr. Drennan retired from AFC on November 30, 2003.

18

             Employment Agreements

              AFC and the Association have entered into employment agreements with each of the executive officers. The employment agreements each provide for a three-year term. The Association’s employment agreements each run from the first day of January. Prior to January 1st each year, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be 3 years. Prior to January 1, 2004, such employment agreements were so extended. The agreements with AFC automatically extend daily, so as to maintain their original term, unless written notice of non-renewal is given by the Board. No such notice has been given to any current executive officer.

              The employment agreements provide for minimum salaries and the executives’ participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain, for the benefit of the executives, directors’ and officers’ liability insurance and will indemnify the executives on prescribed terms for claims and related costs and liabilities arising from the services provided pursuant to the employment agreements for a period of six years beyond the termination of such agreements.

              The employment agreements provide for termination of each of the executives’ employment at any time by AFC or the Association with or without cause. Each executive would be entitled to a severance payment in the event the executive’s employment terminates (1) due to AFC’s or the Association’s respective (A) failure to re-elect the executive to his current office, and in the case of Messrs. Engelke’s and Keegan’s employment agreements, to the Board; (B) failure by whatever cause to vest in the executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive’s base salary or other change to the terms and conditions of the executive’s compensation and benefits which either individually or in the aggregate, as to such executive, has a material adverse effect on the aggregate value of the total compensation package provided to such executive; or (D) relocation of the executive’s principal place of employment outside of Nassau or Queens Counties of New York; or (2) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (1) above or following a change of control, as defined in the agreements; (C) following the executive’s attainment of mandatory retirement age for executive officers (currently 70 years of age); (D) death; (E) long term disability; or (F) expiration of the term of the employment agreement.

              The severance payment to which an executive would be entitled includes: (1) continued life, medical and disability insurance benefits for the remainder of the contract term; (2) a lump sum payment equal to the salary, potential incentive compensation, present value of pension benefits, and the profit-sharing and ESOP benefits the executive would have earned during the remainder of the contract term; (3) accelerated vesting of all outstanding options; and (4) a cash settlement, at the election of AFC or the Association, of all outstanding options.

              For any taxable year in which an executive would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payment, sufficient to maintain the after-tax severance benefit as though the excise tax specified in Section 4999 of the Code did not apply.

             Incentive Option Plans

              The following table sets forth all grants of options (and LSARs) under the 2003 Officer Option Plan to the Named Executives during 2003 and contains certain information about the potential value of these options based upon certain assumptions as to the appreciation of AFC Common Stock over the life of the option. During 2003, no options or SARs were granted pursuant to either the Incentive Option Plan, the 1996 Officer Option Plan or the 1999 Officer Option Plan, nor did AFC adjust or amend the exercise price of any stock options or SARs previously awarded to any of the Named Executives.

Option/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

	Securities Underlying Options/ SARs Granted (1)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price Per Share (2)	Expiration Date	5%	10%

George L. Engelke, Jr.	210,000	21.63%	$36.60	12/16/2013	$4,833,684	$12,249,505
Monte N. Redman	87,000	8.96%	$36.60	12/16/2013	$2,002,526	$5,074,795
Gerard C. Keegan	68,000	7.00%	$36.60	12/16/2013	$1,565,193	$3,966,506
Arnold K. Greenberg	63,000	6.49%	$36.60	12/16/2013	$1,450,105	$3,674,851
Alan P. Eggleston	59,000	6.08%	$36.60	12/16/2013	$1,358,035	$3,441,527

(1)	Each Named Executive who received an option grant received an option to purchase 2,732 shares of AFC Common Stock which are intended to qualify as an incentive stock option. The remainder are non-qualified stock options. All options granted to the Named Executives have a ten year term and vest on January 10, 2007. See “Executive Compensation — Employment Agreements” on page 19. All such options also vest and become immediately exercisable upon death, disability, retirement or in the event of a change in control or threatened change in control, as defined in the 2003 Officer Option Plan. All such options were granted in tandem with LSARs which provide that, in the event of a change in control, during the period commencing on the change in control and ending at the latter of six (6) months following such date or thirty (30) days following the earliest date on which the Named Executive may exercise the LSAR without subjecting himself to liability under Section 16 of the Exchange Act, the Named Executive may, in lieu of exercising the option, surrender the option and receive a payment in cash, on a per share basis, equal to the difference between the exercise price per share and the greater of (1) the highest price paid per share of AFC Common Stock by any person who initiated or sought to effect the change in control during the one-year period ending on the date of the change in control or (2) the average of the fair market value per share as defined in the 2003 Officer Option Plan over the last ten trading days preceding the date of exercise of the LSAR.

(2)	The exercise price may be paid in whole or in part in cash or through the surrender of previously held shares of AFC Common Stock.

(3)	The amounts stated assume the specified annual rates of appreciation only. Actual experience is dependent on the future performance of AFC Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

              The following table provides certain information with respect to options exercised by the Named Executives during 2003 and the number of shares of AFC Common Stock represented by outstanding stock options held by the Named Executives as of December 31, 2003. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise price of any outstanding stock options and the closing price per share of AFC Common Stock of $37.20 as reported on the NYSE on December 31, 2003.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized (1)	Number of Securities Underlying Unexercised Options/SARS at Fiscal Year- End (#) Exercisable/ Unexercisable (2)	Value of Unexercised in-the-Money Options/SARs at Fiscal Year- End ($) Exercisable/ Unexercisable (2) (3)

George L. Engelke, Jr.	152,200	$3,145,396	778,000/730,000	$12,270,350/$5,867,500
Monte N. Redman	142,258	$2,926,732	293,868/289,000	$ 4,498,125/$2,266,600
Gerard C. Keegan	150,000	$2,247,250	183,000/235,000	$ 2,879,913/$1,870,200
Arnold K. Greenberg	0	$0	126,000/217,000	$ 2,111,638/$1,725,850
Alan P. Eggleston	44,912	$759,067	213,000/203,000	$ 3,189,100/$1,614,450
Thomas W. Drennan	64,702	$866,075	337,860/0	$ 4,363,724/$0

(1)	Represents the fair market value per share of AFC Common Stock as quoted on the NYSE on the day the option was exercised minus the exercise price per share of the option exercised times the number of shares of AFC Common Stock as to which the option was exercised.

(2)	Whether an option is exercisable or unexercisable has been determined as of the Record Date.

(3)	Represents the fair market value per share of AFC Common Stock at fiscal year end based upon the closing price of $37.20, as quoted on the NYSE on December 31, 2003, minus the exercise price per share of the options outstanding times the number of shares of AFC Common Stock as to which the option relates.

              The following chart provides information as of December 31, 2003 with respect to compensation plans, including individual compensation arrangements, under which equity securities of AFC are authorized for issuance:

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)

	6,888,995	$25.27	2,445,000
Equity compensation plans not approved by security holders (2)

	8,000	$6.97	0

Total (3)	6,896,995	$25.25	2,445,200

(1)	Excluded is any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Code, such as the Association ESOP and the Incentive Savings Plan. Also excluded are warrants or rights issuable to all security holders of AFC as such on a pro rata basis, such as those issuable pursuant to the Rights Agreement between AFC and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated as of July 17, 1996, as amended. The only equity security issuable under the equity compensation plans referenced in the table is AFC Common Stock and the only equity compensation plans are stock option plans or

21

arrangements which provide for the issuance of AFC Common Stock upon the exercise of options.

(2)	With respect to “Equity compensation plans approved by security holders,” included are 62,000 shares of AFC Common Stock with respect to which options were granted pursuant to the terms and conditions of The Greater Acquisition merger agreement and 117,372 shares of AFC Common Stock with respect to which options were granted pursuant to the terms and conditions of the LIB Acquisition merger agreement. Both of these merger agreements were approved by the holders of AFC Common Stock. Neither arrangement provides for the future issuance or grant of additional options, warrants or rights. With respect to “Equity compensation plans not approved by security holders,” included are 8,000 shares of AFC Common Stock with respect to which options were granted pursuant to the terms and conditions of the Fidelity Acquisition merger agreement. Upon consummation of the Fidelity Acquisition on January 31, 1995 and pursuant to the terms of the Fidelity Acquisition merger agreement, AFC appointed for a period of three years all the members of Fidelity’s Board of Directors as members of a newly formed advisory board of AFC, the function of which was to advise AFC on deposit and lending activities in Fidelity’s former market area and to maintain and develop customer relationships. In consideration of such service and as further provided in the merger agreement, AFC granted to each member of such advisory board who was not an employee, consultant or director of AFC or the Association an option to purchase 16,000 shares of AFC Common Stock. The options each had an exercise price equal to the average of the closing prices of AFC Common Stock on the NASDAQ National Market on each trading day during the period of twenty (20) consecutive trading days ending with the last trading day before the effective date of the merger, were fully vested and nonforfeitable, had a term of ten (10) years, and provided for reasonable registration rights. This arrangement does not provide for the future issuance or grant of additional options, warrants or rights.

(3)	Of the shares available for future issuance, 2,279,200 were authorized pursuant to the 2003 Officer Option Plan and 166,000 were authorized pursuant to the 1999 Directors Option Plan. The 2003 Officer Option Plan and the 1999 Director Option Plan provide for automatic adjustments to outstanding options upon certain changes in capitalization. In the event of any stock split, stock dividend or other event generally affecting the number of shares of AFC Common Stock held by each person who is then a record holder of AFC Common Stock, the number of shares covered by each outstanding option and the number of shares available for grant under the plans shall be adjusted to account for such event.

             Pension Plans

              The Employees’ Pension Plan is a non-contributory defined benefit pension plan for the benefit of eligible employees. The Excess Plan is a non-qualified plan that provides benefits that would have been provided under the Employees’ Pension Plan but for the maximum annual benefit limitation in Section 415 of the Code ($149,533 for 2003, payable in the form of a ten-year certain and continuous annuity at age 65) and the maximum annual compensation limitation in Section 401(a)(17) of the Code ($200,000 for 2003). The Supplemental Plan is a non-qualified plan under which selected participants in the Employees’ Pension Plan receive the retirement benefits that would have been provided under the Employees’ Pension Plan had the benefit formula in effect immediately prior to January 1, 1989 remained in effect.

              The following tables set forth the estimated annual benefits payable under the defined benefit pension plans described above upon retirement at age 65 in calendar year 2003, expressed in the form of a ten-year certain and continuous annuity, for the highest five-year average annual base wage (referred to in the table as remuneration) and years of service classifications specified.

Pension and Excess Plans

	Creditable Years of Service at Age 65 (1)

Remuneration (2)	15	20	25	30	35 (3)

$125,000	$26,100	$34,700	$43,400	$52,100	$52,100
150,000	32,100	42,700	53,400	64,100	64,100
175,000	38,100	50,700	63,400	76,100	76,100
200,000	44,100	58,700	73,400	88,100	88,100
225,000	50,100	66,700	83,400	100,100	100,100
250,000	56,100	74,700	93,400	112,100	112,100
300,000	68,100	90,700	113,400	136,100	136,100
400,000	92,100	122,700	153,400	184,100	184,100
450,000	104,100	138,700	173,400	208,100	208,100
500,000	116,100	154,700	193,400	232,100	232,100
750,000	176,100	234,700	293,400	352,100	352,100
1,000,000	236,100	314,700	393,400	472,100	472,100
1,175,000	278,100	370,700	463,400	556,100	556,100

22

Pension, Excess and Supplemental Plans

	Creditable Years of Service at Age 65 (1)

Remuneration (2)	15	20	25	30	35 (3)

$125,000	$30,600	$40,800	$51,000	$61,200	$61,200
150,000	38,100	50,800	63,500	76,200	76,200
175,000	45,600	60,800	76,000	91,200	91,200
200,000	53,100	70,800	88,500	106,200	106,200
225,000	60,600	80,800	101,000	121,200	121,200
250,000	68,100	90,800	113,500	136,200	136,200
300,000	83,100	110,800	138,500	166,200	166,200
400,000	113,100	150,800	188,500	226,200	226,200
450,000	128,100	170,800	213,500	256,200	256,200
500,000	143,100	190,800	238,500	286,200	286,200
750,000	218,100	290,800	363,500	436,200	436,200
1,000,000	293,100	390,800	488,500	586,200	586,200
1,175,000	345,600	460,800	576,000	691,200	691,200

(1)	The benefits listed in the retirement benefits tables are not subject to any Social Security or other offset amounts.

(2)	Remuneration under the Employees’ Pension Plan, the Excess Plan and the Supplemental Plan is calculated based upon the amount shown in the column of the “Summary Compensation Table” entitled “Salary” and does not include amounts shown in the column entitled “Bonus.” The Employees’ Pension Plan is a qualified plan and is subject to the compensation limit, described above, contained in Section 401(a)(17) of the Code for calculating the participant’s benefit.

(3)	Benefits do not accrue for service in excess of 30 years.

              The Named Executives, as of December 31, 2003, had the following credited service (i.e., benefit service): George L. Engelke, Jr., 32 years 6 months; Monte N. Redman, 26 years 7 months; Gerard C. Keegan, 39 years 9 months; Arnold K. Greenberg, 28 years 7 months; Alan P. Eggleston, 10 years 1month; and Thomas W. Drennan, 17 years 5 months.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE ASTORIA FINANCIAL CORPORATION EXECUTIVE
OFFICER ANNUAL INCENTIVE PLAN

Why We Are Asking For Shareholder Approval

              AFC is asking shareholders to approve an amendment to the Executive Incentive Plan to help AFC and the Association maximize the tax deductibility of bonuses that we pay to our executive officers. The purpose of the amendment is to extend the Astoria Financial Corporation Executive Officer Annual Incentive Plan, which was previously approved by the shareholders of AFC at our annual meeting of shareholders held May 19, 1999, for an additional five year term. The plan as originally approved expired on December 31, 2003. If the amendment to the plan is approved by the shareholders of AFC, the plan will expire on December 31, 2008.

              AFC and the Association tie a portion of their executive officers’ cash compensation to the achievement of performance goals. We have done this using a bonus plan under which executive officers earn bonuses that vary based on performance relative to goals pre-set annually by the Compensation Committee, acting as the administrative committee referenced below. Under the Code, AFC cannot deduct fiscal year taxable compensation in excess of $1,000,000 that it pays to either its Chief Executive Officer or any of the other Named Executives, unless such compensation meets the law’s definition of “qualified performance-based compensation.” Bonuses cannot be qualified performance-based compensation unless AFC pays them under a written plan that its shareholders approve. AFC is seeking to extend the plan that it has utilized for the past five years for an additional five year term.

              If shareholders do not approve this plan, AFC and the Association will not pay annual bonuses under the plan.

Material Provisions of the Plan

              Exhibit A to this Proxy Statement contains the full text of the plan, as amended. Exhibit A is incorporated by reference into the following plan summary. The summary is qualified in its entirety by this reference.

              Nature of the Plan. Under this plan, AFC and the Association may pay annual cash bonuses which may be deductible under the Code. The amount of such bonuses will vary based on the level of attainment relative to performance goals pre-established by the administrative committee. Bonuses may be zero if threshold performance goals are not attained.

              Administration of the Plan. A committee of outside directors administers this plan. The administrative committee must have at least two members and has broad discretionary powers. Its members are the members of the Compensation Committee of the Board who are “disinterested directors” under the federal tax laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of AFC or the Association and (2) do not receive material compensation from AFC except for service as a director.

              Eligibility. Eligibility is restricted to top-level executive employees of AFC and the Association who are responsible for establishing strategic direction and long-range plans. Currently, all Executive Vice Presidents, the Vice Chairman and Chief Administrative Officer and the Chief Executive Officer, a total of 6 people, are eligible. Mr. Drennan retired on December 1, 2003 and is no longer eligible to participate. During the first 90 days of each year, the administrative committee selects the year’s participants from among the eligible employees. After the first 90 days, the administrative committee may allow participation on a pro-rated basis by employees who are placed in eligible positions through hiring, promotion or transfer before August 31st of the year.

              Target Awards and Performance Goals. When the administrative committee selects a participant for a year, it sets the participant’s target bonus and the performance goals which must be achieved to earn the bonus. The target bonus is a percentage of the participant’s base salary. The performance goals will be target levels established with respect to any or all of the following corporate performance measures:

Basic earnings per common share,	Efficiency ratio,
Basic cash earnings per common share,	Cash efficiency ratio,
Diluted earnings per common share,	Return on average assets,
Diluted cash earnings per common share,	Cash return on average assets,
Net income,	Return on average stockholders’ equity,
Cash earnings,	Cash return on average stockholders’ equity,
Net interest income,	Return on average tangible stockholders’
Non-interest income,	equity,
General and administrative expense to	Cash return on average tangible
average assets ratio,	stockholders’ equity.
Cash general and administrative expense to
average assets ratio,

The administrative committee will assign a percentage weight to each performance goal. The aggregate weight for all goals must be 100%. The committee may also set one or more performance levels below or above the target level and assign lower or higher bonus percentages that will be paid if these levels are attained.

              Certification of Performance and Payment of Bonuses. After the end of each year, the administrative committee will determine the extent of achievement of the established performance goals and certify the results. AFC and the Association will pay the bonus amounts assigned to the performance level achieved as soon as practicable. The maximum bonus that AFC may pay under the plan to any participant for any year is $2,000,000.

              Committee Discretion to Adjust Bonus Amounts and Performance Measures. After setting the year’s target bonuses and performance goals, the administrative committee may change them only in limited instances. It may also exercise discretion to reduce, but not increase, the bonus payable to any participant. If there is a change in generally accepted accounting principles, a stock split, stock dividend, reclassification, merger, spin-off, infrequently occurring or extraordinary item or other corporate event, it may adjust the performance goals in a manner designed to neither enlarge nor diminish a participant’s bonus opportunity.

              Retirement, Death, Disability and Change of Control. Generally, a participant will not receive a bonus for a year unless he or she is an employee on the last day of the year. In cases of retirement, death or disability, the administrative committee may authorize a pro-rated payment. The administrative committee may also authorize pro-rated payments following a change of control, based on the attainment of adjusted performance goals through the date of the change of control. Such payments may not be considered qualified performance-based compensation for tax deduction purposes.

              Amendment and Termination. If approved, this plan will be in effect for a five-year period ending December 31, 2008. The Board may suspend it or terminate it before then. It may also amend this plan at any time and in any respect. Any amendment that would change the list of performance measures, the class of eligible employees or the maximum annual bonus amount must first be approved by shareholders.

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE ASTORIA FINANCIAL CORPORATION EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN.

New Plan Benefits

              The benefits or amounts that will be received by or paid to participants, any Named Executive, the executive officers as a group or non-executive officers as a group pursuant to the Executive Incentive Plan are not currently determinable. No incentives were paid under the Executive Incentive Plan for 2003 as the performance of AFC did not meet minimum established objectives. The amount that was paid for fiscal year 2003 with respect to the Executive Incentive plan is set forth in the following table:

New Plan Benefits

Astoria Financial Corporation Executive Officer Annual Incentive Plan

Name and Position (1)	Dollar Value ($)	Number of Units

George L. Engelke, Jr., Chairman, President and	0	NA
Chief Executive Officer
Monte N. Redman, Executive Vice President and	0	NA
Chief Financial Officer
Gerard C. Keegan, Vice Chairman, Chief	0	NA
Administrative Officer and Director
Arnold K. Greenberg, Executive Vice President	0	NA
Alan P. Eggleston, Executive Vice President,	0	NA
Secretary and General Counsel
Thomas W. Drennan, Retired Executive Vice	0	NA
President
All executive officers, as a group	0	NA
Non-executive directors, as a group	NA	NA
Non-executive officer employees, as a group	0	NA

(1)	Non-executive officer directors are not eligible to participate in the Executive Incentive Plan. Among employees, eligibility is normally limited to top executive-level employees of AFC and the Association whose functional responsibility includes the establishment of strategic direction and long-range plans for AFC and the Association.

25

Audit Committee

              The information set forth in this section, including but not limited to the Report of the Audit Committee, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

              It has been and continues to be the practice of the Board to maintain an Audit Committee of the Board. The Board has adopted a written Charter of the Audit Committee. A copy of the Audit Committee’s Charter is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance” and is attached to this Proxy Statement as Exhibit B The Charter specifies the purpose of the Audit Committee, the appointment and composition of its members, procedural matters with respect to its meetings, the responsibilities and duties of the Audit Committee and the reporting of Audit Committee activities and recommendations. The management of AFC is primarily responsible for the system of internal controls and financial reporting processes of AFC. The independent auditor is responsible for expressing an opinion on the consolidated financial statements of AFC based on an audit conducted in accordance with generally accepted accounting standards.

              AFC Common Stock is listed on the NYSE. The Board has determined that the members of the Audit Committee meet the applicable independence standards set forth in the NYSE Listed Company Manual.

             Report of the Audit Committee

              Under rules established by the SEC, AFC is required to provide certain data and information regarding the activities of its Audit Committee. In fulfillment of this requirement, the Audit Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

              At its meeting held on March 11, 2004, the Audit Committee reviewed the Consolidated Financial Statements and discussed such statements with the management of AFC. At such meeting and at other meetings held during 2003 and 2004, the Audit Committee discussed with AFC’s independent auditor, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, or SAS 61, “Communication with Auditing Committees.” The matters required to be discussed pursuant to SAS 61 include, but are not limited to, significant accounting policies, management judgments and accounting estimates, audit adjustments, if any, disagreements with management, if any, difficulties encountered with management in performing the audit, if any, and fees from management advisory services, if any.

              The Audit Committee has received and reviewed the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has discussed with KPMG LLP the independence of KPMG LLP.

              Based upon the review and discussion referred to in this Report, the Audit Committee, at its meeting held on March 11, 2004, approved and recommended to the Board the inclusion of the Consolidated Financial Statements in the Annual Report on Form 10-K of AFC for the year ended December 31, 2003.

Audit Committee of AFC
Thomas J. Donahue, Chairman Andrew M. Burger Denis J. Connors	Peter C. Haeffner, Jr. Ralph F. Palleschi Leo J. Waters

PROPOSAL NO. 3 RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR

AFC’s independent auditor, or principal accountant, for the fiscal year ended December 31, 2003 was 26

KPMG LLP. Following its review of the qualifications of KPMG LLP, its review of the thoroughness and quality of the work KPMG LLP has performed in the past for AFC and assuring itself that KPMG LLP is independent from AFC, its officers and directors and does not provide to AFC non-audit services to a degree that its independence may be impaired, the Audit Committee has reappointed KPMG LLP as independent auditor, or principal accountant, for AFC and the Association for the year ending December 31, 2004, subject to ratification of such appointment by our shareholders. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

              The following chart reflects fees billed or fees estimated to be billed for professional or other services rendered by KPMG LLP for AFC’s fiscal years ended December 31, 2002 and 2003:

KPMG LLP Fees Billed for the Fiscal Years ended December 31, 2002 and 2003

Service Categories	Fiscal Year Ended December 31, 2002	Fiscal Year Ended December 31, 2003

Audit Fees (1)	$445,050	$554,500

Audit-Related Fees (2)	$215,150	$101,000

Tax Fees (3)	$20,000	$30,000

All Other Fees (4)	$0.00	$0.00

(1)	Audit Fees reflect aggregate fees billed or estimated to be billed for professional services rendered for the audit of AFC’s consolidated financial statements and the reviews of the financial statements included in AFC’s Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements..

(2)	Audit-Related Fees reflect aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of AFC’s consolidated financial statements and not reported as Audit Fees, including but not limited to the audit of AFC’s employee benefit plans. For 2002, Audit-Related Fees, related to the issuance of comfort letters and bring down comfort letters in connection with AFC’s issuance of $250 million of 5.75% senior unsecured notes due in 2012 during the 4th quarter of 2002.

(3)	Tax Fees reflect aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. The fees billed were for assistance in the preparation and review of AFC’s tax returns.

(4)	All Other Fees reflect aggregate fees billed for products and services provided by KPMG LLP other that those set forth above as Audit Fees, Audit-Related Fees and Tax Fees.

              It is the policy of the Audit Committee to pre-approve all services provided by KPMG LLP to AFC. In the absence of contrary action by the Audit Committee, of which there has been none, the Board has also delegated to the Chairman of the Audit Committee the authority to pre-approve such services. The Chairman of the Committee is then responsible to report such authorization to the Audit Committee at its next scheduled meeting. All services provided by KPMG LLP during fiscal year 2003 were pre-approved by the Audit Committee.

              The Audit Committee, as part of its review of the disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, considered whether the provision of the services rendered, the fees for which are reflected in the chart above entitled “KPMG LLP Fees Billed for the Fiscal Years ended December 31, 2002 and 2003” with respect to the captions entitled “Audit-Related Fees”, “Tax Fees” and “All Other Fees” , were, and found them to be, compatible with maintaining the independence of KPMG LLP.

              THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITOR OF AFC.

Additional Information

             Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires AFC’s directors and executive officers, among others, to file reports of ownership and changes in ownership of their equity securities of AFC with the SEC and to furnish AFC with copies of all such reports. Based solely upon a review of the copies of these reports and amendments thereto received by AFC, AFC believes that all applicable filing requirements were complied with for 2003, and AFC does not know of any such persons who may have failed to file any required form or to report any required transaction on a timely basis, except Mr. Leo J. Waters, a director of AFC, who failed to report the sale of 4,000 shares of AFC Common stock occurring on May 6, 2002, which transaction was subsequently reported on or about January 14, 2004. Such transaction was originally inadvertently omitted from a Form 4 filing completed on or about June 7, 2002.

             Cost of Proxy Solicitation

              The cost of solicitation of proxies by AFC, which is expected to be less than $60,000, will be borne by AFC. Georgeson Shareholder Communications Inc., or GSC, has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $7,000 plus reimbursement for its expenses. In addition to solicitations by mail, GSC or a number of officers and employees of AFC and the Association may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and the NYSE.

             Shareholder Proposals

              To be considered for inclusion in AFC’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2005, a shareholder proposal, including a recommendation of a director nominee, must be received by the Secretary of AFC at the address set forth on the first page of this Proxy Statement not later than December 20, 2004. Any shareholder proposal will be subject to Rule 14a-8 promulgated by the SEC under the Exchange Act.

             Notice of Business to be Conducted at an Annual Meeting

              The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date on which AFC’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder’s name and address, as they appear on AFC’s record of shareholders, the class and number of shares of AFC’s capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business.

              In the case of nominations for election to the Board, the shareholder’s notice must also include as to each proposed nominee all information regarding the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, as amended, including, but not limited to such proposed nominee’s consent to being named in the proxy statement as a nominee and to serve if elected. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

             Shareholder Communications

              The Board has established a process for shareholders to communicate with the Board or any of its members. Communications to Messrs. Engelke or Keegan may be sent directly to them at the address set forth on the first page of this proxy statement. Shareholders who wish to communicate with the entire Board or the non-management or independent directors may do so by writing to:

Chairman of the Nominating and Corporate Governance Committee
c/o Alan P. Eggleston, Executive Vice President, Secretary and General Counsel
Astoria Financial Corporation
One Astoria Federal Plaza
Lake Success, New York 11042

              Such communications should be delivered in a sealed envelope marked “Personal and Confidential.” Such communications shall be delivered unopened by the Executive Vice President, Secretary and General Counsel to the Chairman of the Nominating and Corporate Governance Committee. The Chairman of the Nominating and Corporate Governance Committee will acknowledge receipt of such correspondence and provide a copy to each Board member or each non-management or independent director, as applicable.

              Employees, who may also be shareholders of AFC, are provided several methods for providing confidential communications to the Chairman of the Audit Committee and the Chairman of the Nominating and Corporate Governance Committee. These procedures are outlined in AFC’s Code of Business Conduct and Ethics which is available on AFC’s website at http://ir.astoriafederal.com under the heading “Corporate Governance.”

             Director Attendance at Annual Meetings

              It is the policy of AFC that all directors are strongly encouraged to attended the Annual Meeting and that, at a minimum, a quorum of the Board be in attendance. At the annual meeting of shareholders held on May 21, 2003, all of the directors were present.

             Other Matters Which May Properly Come Before the Meeting

              The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

              Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

              An additional copy of AFC’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085. Copies can also be obtained without charge from AFC’s Investor Relations Web site at http://ir.astoriafederal.com.

By order of the Board,

Alan P. Eggleston Executive Vice President, Secretary and General Counsel
Lake Success, New York Dated: April 16, 2004

              YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A

ASTORIA FINANCIAL CORPORATION
EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN, AS AMENDED

ARTICLE I - PLAN OBJECTIVES.

              Section 1.1. The purpose of the Plan is to achieve the following objectives: (i) to promote the achievement of Astoria Financial Corporation’s and the Astoria Federal Savings and Loan Association’s performance objectives; (ii) to link executive compensation to specific corporate performance objectives; (iii) to provide a competitive reward structure for executive management; and (iv) to encourage involvement and communication regarding Astoria Financial Corporation’s and the Astoria Federal Savings and Loan Association’s strategic plans and objectives.

ARTICLE II - PLAN DURATION.

              Section 2.1 The Plan shall be effective for five consecutive Plan Years beginning on the Effective Date and ending on December 31, 2008.

ARTICLE III - DEFINITIONS.

              Section 3.1 When used in the Plan, the words and phrases below have the following meanings:

(a)	“AFC” means Astoria Financial Corporation, a Delaware corporation, and any successor thereto.

(b)	“AFC and the Association” means AFC, together with any other organization that is required to be considered, along with AFC, a single entity for purposes of consolidated financial reporting under GAAP.

(c)	“Association”means Astoria Federal Savings and Loan Association, a federally chartered savings association, and any successor thereto.

(d)	“Board” means the Board of Directors of AFC.

(e)	“Change of Control” means any of the following events:

(I) approval by the stockholders of AFC of a transaction that would result in the reorganization, merger or consolidation of AFC with one or more other persons, other than a transaction following which:

(A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in AFC; and

(B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to

A - 1

vote generally in the election of directors of AFC;

(II) the acquisition of all or substantially all of the assets of AFC or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of AFC entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of AFC of any transaction which would result in such an acquisition;

(III) a complete liquidation or dissolution of AFC, or approval by the stockholders of AFC of a plan for such liquidation or dissolution;

(IV) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of AFC do not belong to any of the following groups:

(A) individuals who were members of the Board of Directors of AFC on the Effective Date of this Plan; or

(B) individuals who first became members of the Board of Directors of AFC after the Effective Date of this Plan either:

(i) upon election to serve as a member of the Board of Directors of AFC by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(ii) upon election by the stockholders of AFC to serve as a member of the Board of AFC, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of AFC, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board; or

(V) any event which would be described in Section 3.1(e) (I), (II), (III) or (IV) if the term “Association” were substituted for the term “AFC” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of AFC, Association, or a subsidiary of either of them, by AFC, Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.1(e), the term “person” shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

(f)	“Code” means the Internal Revenue Code of 1986, including the corresponding provisions of any succeeding law.

(g)	“Corporate Performance Objectives” means for any Plan Year those objective performance objectives selected and established by the Committee in accordance with the

A - 2

requirements of Article VI of the Plan.

(h)	“Committee” means those members of the Compensation Committee of AFC, appointed by and consisting of two or more members of the Board, each of whom is an outside director as defined in Code Section 162(m).

(i)	“Disabled” means suffering from a mental or physical condition of total incapacity which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent and precludes further performance of duty with AFC and the Association.

(j)	“Discharge for Cause” means the termination upon the finding of the Committee of an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to AFC, Association or one of their affiliates or willful violation of any law, rule or regulation, other than traffic violations or similar offenses, or final cease-and-desist order which results in material loss to AFC, Association or one of their affiliates.

(k)	“Effective Date” means January 1, 1999.

(l)	“Employee” means any individual employed by AFC and the Association as an employee, but does not mean an individual who renders service solely as a director or independent contractor.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the corresponding provisions of any succeeding law.

(n)	“GAAP” means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of AFC and the Association.

(o)	“Participant” means an Employee who is selected by the Committee as eligible to participate in the Plan for a Plan Year.

(p)	“Plan” means the Astoria Financial Corporation Executive Officer Annual Incentive Plan.

(q)	“Plan Year” means the calendar year beginning January l and ending December 31.

(r)	“Retires” means terminates employment at a time when the Employee is eligible to receive a benefit based upon his retirement or early retirement as set forth in any tax-qualified retirement or pension plan of AFC or Association.

(s)	“Section 162(m) Employee” means, for any Taxable Year, an Employee who, on the last day of such Taxable Year is the Chief Executive Officer of AFC or is performing the functions of a chief executive officer for AFC or is an executive whose aggregate salary and bonus for such Taxable Year places him among the four most highly compensated executive officers other than the Chief Executive Officer. The determination of the Section 162(m) Employees for any Taxable Year shall be made by applying standards in effect under the Exchange Act for identifying the five executive officers required to be named in AFC’s Summary Compensation in its proxy statement relating to such Taxable Year.

(t)	“Taxable Year” means the taxable year of AFC for federal income tax purposes.

A - 3

ARTICLE IV - ELIGIBILITY AND PARTICIPATION.

              Section 4.1 The Committee shall annually select the individual Employees, if any, eligible for participation in the Plan.

              Section 4.2 Eligibility normally shall be limited to top executive-level Employees of AFC and the Association whose functional responsibility includes the establishment of strategic direction and long-range plans for AFC and the Association, including, but not limited to, the Chief Executive Officer, Vice Chairmen and Executive Vice Presidents.

              Section 4.3 An Employee who holds or assumes an eligible position shall not be a Participant for any Plan Year unless selected by the Committee to participate in the Plan for the Plan Year. An Employee who is hired, transferred or promoted into an eligible position during a Plan Year and selected to participate in the Plan for that Plan Year shall receive a prorated award for that Plan Year. In no event shall a person who is a Section 162(m) Employee be added to the Plan for any Plan Year after the close of the eighth month of the Plan Year.

              Section 4.4 In general, a Participant must be employed by AFC and the Association on the last day of the Plan Year to receive an award. A Participant who Retires, dies or becomes Disabled during a Plan Year shall receive a prorated award for that Plan Year. In these circumstances, the amount of any prorated award shall be calculated and paid after the end of the Plan Year on the basis of the level of attainment of the established performance goals for the entire Plan Year. A Participant who terminates employment with AFC and the Association on or after the effective date of a Change of Control shall be eligible for a prorated award, provided that his termination was not a Discharge for Cause. In these circumstances, the amount of any prorated award shall be calculated and paid at or as soon as practicable following termination of employment on the basis of the level of attainment of the established performance goals for the portion of the Plan Year preceding the Change of Control, annualized to project full-year performance. The Committee shall have the authority to determine whether a Participant who otherwise ceases employment prior to the end of a Plan Year is eligible to receive a prorated award for that Plan Year, provided that, following the occurrence of a Change of Control, the Committee may not exercise its authority to deny a prorated award to any Participant whose termination of employment is not a Discharge for Cause.

              Section 4.5 Prorated awards shall be calculated by dividing the applicable annual award by twelve and multiplying the result by the number of months of service, rounded to the next highest whole month, of the Participant during the Plan Year.

ARTICLE V - AWARD OPPORTUNITY.

              Section 5.1 The Committee shall provide an award opportunity to Participants who assist AFC and the Association in achieving certain of its Corporate Performance Objectives for a Plan Year. The award opportunity for each Plan Year shall be a percentage of each Participant’s base salary earned during the Plan Year. Differences in the amount of impact Participants may have on AFC and the Association’s success shall be recognized by varying award opportunities for Participants. The amount of a Participant’s award, if any, shall be based on the degree to which AFC and the Association achieve their Corporate Performance Objectives.

              Section 5.2 The Committee recognizes that the level of control and influence a Participant has to impact the Corporate Performance Objectives is influenced by the Participant’s level of responsibility. As such, the Committee shall establish annually, as provided below, a matrix which shall establish for each Participant the award opportunity for such Participant if AFC and the Association achieve their target Corporate Performance Objectives. The matrix may also include enhanced or reduced award opportunity levels for such Participant if AFC and the Association achieve at a level above or below the target Corporate Performance Objectives.

ARTICLE VI - ESTABLISHMENT OF CORPORATE PERFORMANCE OBJECTIVES.

              Section 6.1 As soon as practicable, but in any event within the first 90 days of each Plan Year, the

A - 4

Committee shall establish specific Corporate Performance Objectives for AFC and the Association, including target levels and, if deemed appropriate by the Committee, one or more enhanced or reduced award opportunity levels associated with each Corporate Performance Objective. If the Committee adds a Participant to the Plan for a Plan Year after initially establishing the award opportunities and Corporate Performance Objectives for the Plan Year, it shall establish the award opportunities and Corporate Performance Objectives applicable to the new Participant within 30 days after adding the Participant to the Plan. The Corporate Performance Objectives for a Plan Year shall be based on one or more of the following criteria:

(a)	Basic earnings per common share,

(b)	Basic cash earnings per common share,

(c)	Diluted earnings per common share,

(d)	Diluted cash earnings per common share,

(e)	Net income,

(f)	Cash earnings,

(g)	Net interest income,

(h)	Non-interest income,

(i)	General and administrative expense to average assets ratio,

(j)	Cash general and administrative expense to average assets ratio,

(k)	Efficiency ratio,

(l)	Cash efficiency ratio,

(m)	Return on average assets,

(n)	Cash return on average assets,

(o)	Return on average stockholders’ equity,

(p)	Cash return on average stockholders’ equity,

(q)	Return on average tangible stockholders’ equity,

(r)	Cash return on average tangible stockholders’ equity.

The Corporate Performance Objectives may be based on the performance of AFC and the Association in the absolute or in relation to its peers.

              Section 6.2 Those Corporate Performance Objectives which have meanings ascribed to them by GAAP, shall have the meanings assigned to them under GAAP as in effect and applied to AFC and the Association on the date on which the Corporate Performance Objectives are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Corporate Performance Objectives. Corporate Performance Objectives based upon cash earnings or cash returns shall refer to or be calculated based upon net income plus non-cash charges for goodwill amortization and amortization relating to employee stock ownership plans and restricted stock plans and related tax benefits. Corporate Performance Objectives based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans.

              Section 6.3 The Committee shall assign a percentage weight to each Corporate Performance Objective for each Plan Year. The weight assigned to any one or more Corporate Performance Objectives may be zero, but the aggregate weight assigned to all Corporate Performance Objectives shall equal 100%. The Committee may assign different weightings to Corporate Performance Objectives for each Participant or classes of Participants. The Committee shall establish a matrix which shall set forth the Corporate Performance Objectives, the target and other applicable performance levels with respect thereto, the weighting of such Corporate Performance Objectives, if any, and the corresponding award opportunity for each Participant.

              Section 6.4 Under normal business conditions, once established for a Plan Year as provided herein, Corporate Performance Objectives shall not be subject to revision or alteration. However, unusual conditions may warrant a reexamination of such criteria. Such conditions may include, but not be limited to, a Change of Control, declaration and distribution of stock dividends or stock splits, mergers, consolidation or reorganizations, acquisitions or dispositions of material business units, infrequently occurring or extraordinary gains or losses. In the event the

A - 5

Committee determines that, upon reexamination, alteration of the Corporate Performance Objectives is appropriate, the Committee shall reestablish the Corporate Performance Objectives to maintain as closely as possible the previously established expected level of overall performance of the Participants, taken as a whole, as is practicable. Notwithstanding the foregoing, any adjustments to the award opportunities or Corporate Performance Objectives applicable to a Section 162(m) Employee for a Plan Year shall conform to the requirements of section 162(m) of the Code and the regulations promulgated pursuant thereto.

ARTICLE VII - DETERMINATION AND PAYMENT OF AWARDS.

              Section 7.1 As promptly as practicable, but in any event within 75 days after the end of each Plan Year, the Committee shall certify the performance of AFC and the Association relative to the Corporate Performance Objectives established for Participants. Each Participant’s award shall be determined by multiplying the Participant’s base salary earned during the applicable Plan Year by the percentage set forth in the matrix established in Sections 6.3 and 6.4 of the Plan, as possibly adjusted down, but not up, for such subjective factors as the Committee deems appropriate, including, but not limited to, whether the Participant’s overall individual performance met expectations. Awards under the Plan shall be paid in cash, subject to applicable withholding taxes, as soon as practicable following the end of the Plan Year.

ARTICLE VIII - MAXIMUM AWARD.

              Section 8.1 The maximum award that may be paid to any Participant for any Plan Year is $2,000,000.

ARTICLE IX - PLAN ADMINISTRATION.

              Section 9.1 The Committee shall direct and control the administration of the Plan, taking into consideration the recommendations of the Chief Executive Officer and members of the Board of Directors who do not serve on the Committee. The Committee shall have the right and authority to perform the following administrative tasks:

(a)	to interpret the Plan,

(b)	to adopt, amend or rescind rules and regulations relating to the administration and interpretation of the Plan,

(c)	to make all other determinations necessary or advisable for administering the Plan,

(d)	to exercise the powers conferred on the Committee under the Plan, and

(e)	to correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect, the Committee being the sole and final judge of such expediency.

              Section 9.2 The Board shall have the exclusive authority to amend, modify, suspend or terminate the Plan at any time, with or without notice, except that no amendment, modification, suspension or termination may in any manner adversely affect the right of any Participant to receive any award amount which has been awarded to him or her. To qualify for the exemption from the deduction limitation of Code Section 162(m), shareholders must approve certain material amendments to the Plan, such as a change in the business criteria upon which Corporate Performance Objectives are based, the maximum amount of a Participant’s award, or a change in the defined class of Employees eligible to participate in the Plan.

ARTICLE X - MISCELLANEOUS.

              Section 10.1 The Plan does not, and shall not be deemed to, constitute a contract of employment between AFC and the Association and any Participant. Nothing in the Plan confers on any Employee the right to remain in the employment of AFC and the Association or limits the right of AFC and the Association to discharge the Employee. Nothing in the Plan shall be deemed to limit the rights of any Participant which may exist pursuant to any employment agreement between AFC and/or Association and the Participant.

A - 6

              Section 10.2 Nothing in this Plan shall be interpreted or construed to limit the authority of the Board to establish and compensate any Participant in the Plan in any manner outside of the scope and authority of this Plan.

              Section 10.3 Because participation in the Plan does not guarantee any award under the Plan, an Employee may not sell, transfer, assign, pledge, or otherwise encumber any anticipated award and any attempt to do so shall be void, and AFC and the Association shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements, or torts of any person who might anticipate an award under the Plan, except as stated in a Qualified Domestic Relations Order.

              Section 10.4 Notwithstanding any other provision of the Plan, the Plan is subject to, and shall become effective only upon, approval by AFC’s shareholders at the meeting of shareholders on May 19, 1999 or any adjournment or postponement thereof.

              Section 10.5 This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

              Section 10.6 Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

              Section 10.7 The Plan shall be construed, administered and enforced according to the laws of the State of New York, without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

              Section 10.8 The headings of Articles are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

              Section 10.9 AFC and the Association shall have the right to deduct from all amounts paid by AFC and the Association, or any member thereof, in cash under the Plan any taxes required by law to be withheld with respect to such payment.

              Section 10.10 Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)	If to the Committee:

Astoria Financial Corporation One Astoria Federal Plaza Lake Success, New York 11042-1085 Attention: Corporate Secretary

(b)	If to a Participant, to the Participant’s address as shown in AFC and the Association’s personnel records.

Section 10.11 The following provisions are included for the purposes of complying with various laws, rules and regulations applicable to AFC and the Association: A - 7

(a)	Notwithstanding anything herein contained to the contrary, in no event will the aggregate amount of compensation payable by the Association to any person on account of his termination of employment exceed three times such person’s average annual total compensation for the last five consecutive calendar years to end prior to his termination of employment with the AFC and the Association or for his entire period of employment with the AFC and the Association and their respective predecessors, if less than five calendar years.

(b)	Notwithstanding anything herein contained to the contrary, any payments pursuant to this Plan, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act and any regulations promulgated thereunder.

(c)	Notwithstanding anything herein contained to the contrary, if an Participant is suspended from office and/or temporarily prohibited from participating in the conduct of the affairs of the Association pursuant to a notice served under section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, the Association’s obligations under this Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Association, in its discretion, may (i) pay to the Participant all or part of the compensation withheld while the Association’s obligations hereunder were suspended and (ii) reinstate, in whole or in part, any of the obligations which were suspended.

(d)	Notwithstanding anything herein contained to the contrary, if the Participant is removed and/or permanently prohibited from participating in the conduct of the Association’s affairs by an order issued under section g(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, all prospective obligations of the Association under this Plan shall terminate as of the effective date of the order, but vested rights and obligations of the Association and the Participant shall not be affected.

(e)	Notwithstanding anything herein contained to the contrary, if the Association is in default, within the meaning of section 3(x)(1) of the Federal Deposit Insurance Act, all prospective obligations of the Association under this Plan shall terminate as of the date of default, but vested rights and obligations of the Association and the Participant shall not be affected.

(f)	Notwithstanding anything herein contained to the contrary, all prospective obligations of the Association hereunder shall be terminated, except to the extent that a continuation of this Plan is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in section 13(c) of the Federal Deposit Insurance Act; (ii) by the Director of the Office of Thrift Supervision or his designee at the time such Director or designee approves a supervisory merger to resolve problems related to the operation of the Association or when the Association is determined by such Director to be in an unsafe or unsound condition. The vested rights and obligations of the parties shall not be affected.

If and to the extent that any of the foregoing provisions shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan. Any of the foregoing provisions which, by their terms, apply only to the Association shall not affect the rights and obligations of AFC.

A - 8

Exhibit B

Astoria Financial Corporation and Astoria Federal Savings and Loan Association Audit Committee Charter

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Boards of Directors (the “Boards”) of Astoria Financial Corporation (the “Corporation”) and Astoria Federal Savings and Loan Association (the “Association”) is as follows:

•	To assist Board oversight of:

(1)	the integrity of the Corporation’s and Association’s financial statements,

(2)	the Corporation’s and Association’s compliance with legal and regulatory requirements,

(3)	the qualifications and independence of the independent auditors, and

(4)	the performance of the Corporation’s and Association’s independent auditors and internal audit function.

•	To prepare a Committee report as required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•	To perform such other functions as shall be assigned to the Committee by the Boards.

II.	Membership, Appointment and Removal

The Committee shall consist of no fewer than four directors, each of whom shall be independent as determined by the Boards in accordance with the criteria for independence contained in the New York Stock Exchange Listing Manual and in any other applicable laws, rules and regulations (the “Independent Director”). One of the Committee members shall be designated by the Boards to serve as Chairman of the Committee. The Chairman of the Committee shall preside at all meetings of the Committee. In the absence of the Chairman, and provided a quorum is present, the remaining members of the Committee present may designate from among the Committee’s membership a Chairman pro tem to preside at such meeting. Members of the Committee shall be appointed annually by the Boards, or more frequently in the case of vacancies, and shall serve at the pleasure of the Boards. The members shall serve until their resignation, retirement, or removal by the Boards or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the Independent Directors of the Boards then in office.

All members of the Committee shall have a working familiarity with basic finance and accounting or related financial management expertise and at least two members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one Committee member will be a financial expert as defined by the Securities and Exchange Commission.

B - 1

III.	Committee Goals and Responsibilities

The goals and responsibilities of the Committee are set forth below. The Committee shall carry out these functions and such other responsibilities as may be assigned to it from time to time by the Boards. The Committee is authorized to take all actions necessary or appropriate to carry out its goals and responsibilities. To fulfill its purposes, the Committee shall:

•	Review the annual audited financial statements and the quarterly financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments and the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. The Committee shall review any significant reports or other financial information submitted to any government body, or the public, including any certification, report, opinion or review rendered by the independent auditors. The Committee shall also discuss the Corporation’s earnings press release, as well as financial information and earnings guidance provided to analysts and rating agencies, if any.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s and Association’s accounting principles as applied in their financial reporting including (i) major issues regarding accounting principles and financial statement preparation including any significant changes in the selection or application of such principles, any major issues as to the adequacy of the internal control structure and any special audit steps taken in light of any deficiency noted, (ii) analysis prepared by Management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effect of alternative GAAP methods on the financial statements, (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements, and (iv) the type and presentation of information to be included in press releases or analyst, investor or rating agency presentations.

•	Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on auditing standards, AUss.380), as may be modified or supplemented. Significant matters identified during the interim review shall be discussed with the independent auditors prior to the filing of the Quarterly Report on Form 10-Q or as soon thereafter as practical. The Chairman of the Committee may represent the entire Committee for purposes of this review.

•	Consider, in consultation with management, the independent auditors and internal audit services the integrity of the Corporation’s and Association’s financial reporting process and controls.

•	Recognizing that Management, subject to regular Board approved policy, is responsible for policy development and implementation and the design and maintenance of the operating system and internal controls, including amendments thereto, the Committee, in its oversight role, shall review with management, internal audit services and the independent auditors whether adequate controls exist and identified material weaknesses are effectively eliminated. The Committee, in connection with its oversight of the internal control structure shall, among other things, review internal control evaluations performed by management, internal audit services, independent auditors and regulatory examiners and the methods employed to make such evaluations. Among the Committee’s determination in this regard shall be whether the controls are designed to assure that assets are safeguarded and transactions are authorized and properly recorded and will result in the preparation of sound financial reports.

•	Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Boards and the Committee. The Committee shall have direct responsibility for their appointment, compensation, retention as well as oversight of the

B - 2

independent auditor for the purpose of preparing or issuing audit reports or performing other audit, review or attest services and related work. The independent auditor shall report directly to the Committee.

•	Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation and Association by its independent auditor, subject to the requirements of Title II, Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. In the absence of contrary action by the Committee, the Chairman of the Committee may pre-approve services of the independent auditor on behalf and in the name of the Committee. Pre-approval decisions by the Chairman shall be presented to the full Committee at its next scheduled meeting.

•	Review, on an annual basis, the formal written statement from the independent auditors delineating all relationships between the independent auditor and the Corporation and Association, consistent with Independent Standards Board Statement No. 1 ensuring the independence of the independent auditors. This statement together with others, if necessary, shall describe the independent auditors’ internal quality-control procedures, any issues raised by the most recent internal quality- control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

•	Review the independent auditors’ audit plan. This review shall include the scope, staffing, reliance upon management and internal audit services and general audit approach. The Committee shall review with the independent auditor any audit problems or difficulties and Management’s response.

•	Review examination reports received from various banking supervisory authorities and management’s replies, if any.

•	Review, on at least an annual basis, with the Corporation’s and Association’s counsel, any legal matters that could have a significant impact on the financial statements, the Corporation’s and Association’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

•	Oversee the internal audit services function, including reviewing responsibilities, budget and staffing of the internal audit function, approving audit plans and scope, ascertaining the quality and independence of the internal audit services staff and reviewing significant findings and recommendations.

•	Review disclosures made to the Audit Committee by the Corporation’s chief executive officer and chief financial officer during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

•	Review and discuss policies with respect to risk assessment and risk management, including the Corporation’s and Association’s major financial risk exposures, the steps taken by management to monitor and control such risks, including the processes the Corporation and Association have in place.

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation and Association regarding accounting, internal accounting controls, or auditing

B - 3

matters, and the confidential, anonymous submission by employees of Corporation or Association of concerns regarding questionable accounting or auditing matters.

•	Establish clear hiring policies for employees or former employees of the independent auditor.

•	Review and update the Audit Committee Charter periodically, at least annually, as conditions dictate. The Charter shall be submitted to the Boards for approval and published at least every three years in accordance with SEC regulations.

•	Perform such other or additional duties and responsibilities as may be assigned to the Committee by the Boards.

IV.	Committee Operations

The Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Corporation and this Charter. Meetings of the Committee shall occur from time to time as called by Chairman of the Committee or as requested by the Boards or the Boards’ Chairman, but not less frequently than four times annually. The Committee shall meet separately, periodically, with management, with the Director of Internal Audit Services and / or his staff and with the independent auditors. Except as otherwise provided in the Bylaws of the Corporation, three members of the Committee shall constitute a quorum and all matters shall be determined by a majority vote of the members present. The Committee may at any time adjourn to an Executive Session at which only members of the Committee and invited guests may be present.

The Committee shall utilize such resources, in its capacity as a committee of the Boards, as the Committee shall determine to be necessary and proper (i) to compensate the independent auditors engaged for the purpose of preparing or issuing any audit report or performing such other audit, review or attest services for the Corporation or the Association, (ii) to compensate any other advisor employed by the Committee including, but not limited to, independent counsel if determined by the Committee to be necessary to carry out its duties and responsibilities (iii) to pay such administrative expenses as are necessary and appropriate to carry out its duties and responsibilities and (iv) to investigate any issues they deem important. The Committee shall have an open and unrestricted communication channel with all entity personnel, including internal and external auditors or accountants, advisors and independent counsel.

V.	Reports to the Board

The Committee shall keep written minutes and other relevant records of each meeting, which subject to the approval by the members of the Committee and, once approved, shall be provided to the Boards for its review and/or ratification and maintained with the books and records of the Corporation. Said documentation will be compiled by the Director of Internal Audit Services who shall act as Secretary to the Committee. Following each of its meetings, the Chairman of the Committee shall report to the Board regarding the activities of the Committee.

VI.	Annual Performance Evaluation

The Committee shall annually undertake a self evaluation of the Committee, including its effectiveness and compliance with this Charter and the Corporation’s Corporate Governance Guidelines. The Committee shall deliver to the Boards a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Corporation’s, Association’s or the Boards’ policies and procedures, which shall then be discussed with the full Boards and acted on as appropriate.

B - 4

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
						FOR	AGAINST	ABSTAIN
COMMON SHARES				2.	The approval of an amendment to the Astoria Financial Corporation Executive Officer Annual Incentive Plan.	☐	☐	☐

1.	The election of nominees					FOR	AGAINST	ABSTAIN
		FOR	WITHHOLD	3.	The ratification of the appointment of KPMG LLP as independent auditor of Astoria Financial Corporation for the fiscal year ending December 31, 2004.	☐	☐	☐
	01 John J. Conefry, Jr., 02 Lawrence W. Peters, 03 Thomas V. Powderly,	☐	☐

	as directors for terms of three years each.			Proposal Nos. 1, 2 and 3 listed above in this revocable proxy were proposed by Astoria Financial Corporation. Other than Proposal Nos. 1, 2 and 3, Astoria Financial Corporation is not currently aware of any other business that may come before the Annual Meeting. The persons named as proxies herein will vote the shares represented hereby as directed by the Board of Directors of Astoria Financial Corporation upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to postpone or adjourn the Annual Meeting.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee’s name and then check the appropriate box as to the remaining nominees.

THIS PROXY IS REVOCABLE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3.

The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders of Astoria Financial Corporation, a Proxy Statement dated April 16, 2004 for the Annual Meeting and an Astoria Financial Corporation 2003 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

Signature _________________________________ Signature _________________________________ Date ______________
Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Ù FOLD AND DETACH HERE Ù

ASTORIA FINANCIAL CORPORATION

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ASTORIA FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2004 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     The undersigned shareholder of Astoria Financial Corporation hereby authorizes and appoints John M. Graham Jr., William M. Thomas, Jr. or either of them proxy of the undersigned, with full power of substitution, to attend and act as proxy for the undersigned and to vote as designated below all shares of common stock of Astoria Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Astoria Financial Corporation, to be held on May 19, 2004 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or Astoria Federal Savings and Loan Association.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
						FOR	AGAINST	ABSTAIN
ESOP SHARES				2.	The approval of an amendment to the Astoria Financial Corporation Executive Officer Annual Incentive Plan.	☐	☐	☐

1.	The election of nominees					FOR	AGAINST	ABSTAIN
		FOR	WITHHOLD	3.	The ratification of the appointment of KPMG LLP as independent auditor of Astoria Financial Corporation for the fiscal year ending December 31, 2004.	☐	☐	☐
	01 John J. Conefry, Jr., 02 Lawrence W. Peters, 03 Thomas V. Powderly,	☐	☐

as directors for terms of three years each.	In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

				Proposal Nos. 1, 2 and 3 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee’s name and then check the appropriate box as to the remaining nominees.

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 16, 2004 for the Annual Meeting and an Astoria Financial Corporation 2003 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

Signature _________________________________ Signature _________________________________ Date ______________
Signature of participant, former participant or designated beneficiary of deceased former participant.
Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Ù FOLD AND DETACH HERE Ù

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE, AS PLAN ADMINISTRATOR,
FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN

     As a named fiduciary, the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) hereby provides the voting instructions hereinafter specified to Prudential Bank & Trust Company, FSB, as trustee of the ESOP (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 2004, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 2004 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

     As to the proposals listed below which are more particularly described in the Proxy Statement dated April 16, 2004, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter dated April 16, 2004 from the ESOP Committee.

     If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 16, 2004 from the ESOP Committee.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or Astoria Federal Savings and Loan Association.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
						FOR	AGAINST	ABSTAIN
401K PLAN SHARES				2.	The approval of an amendment to the Astoria Financial Corporation Executive Officer Annual Incentive Plan.	☐	☐	☐

1.	The election of nominees					FOR	AGAINST	ABSTAIN
		FOR	WITHHOLD	3.	The ratification of the appointment of KPMG LLP as independent auditor of Astoria Financial Corporation for the fiscal year ending December 31, 2004.	☐	☐	☐
	01 John J. Conefry, Jr., 02 Lawrence W. Peters, 03 Thomas V. Powderly,	☐	☐

as directors for terms of three years each.	In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

				Proposal Nos. 1, 2 and 3 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee’s name and then check the appropriate box as to the remaining nominees.

The undersigned hereby instructs the Plan Administrator to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 16, 2004 for the Annual Meeting and an Astoria Financial Corporation 2003 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

Signature _________________________________ Signature _________________________________ Date ______________
Signature of participant, former participant or designated beneficiary of deceased former participant.
Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Ù FOLD AND DETACH HERE Ù

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN ADMINISTRATOR, FOR
THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

     The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the “401K Plan”) as a named fiduciary hereby provides the voting instructions hereinafter specified to Mellon Investor Services LLC, as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the “Plan Administrator”), which instructions shall be taken into account in directing the trustee of the 401K Plan (the “Trustee”) to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 2004, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 2004 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

     As to the proposals listed below which are more particularly described in the Proxy Statement dated April 16, 2004, the Plan Administrator of the 401K Plan, will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 16, 2004.

     If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 16, 2004.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 16, 2004

To:	All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) Participants

Re:	Annual Meeting of Shareholders to be held on May 19, 2004

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 2004, enclosed please find the following documents:

a)	Confidential Voting Instruction card,

b)	Proxy Statement dated April 16, 2004, including a Notice of Annual Meeting of Shareholders,

c)	2003 Annual Report and Form 10-K, and

d)	a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant and a “named fiduciary” in the ESOP, you have the right to direct the ESOP Trustee, Prudential Bank & Trust Company, FSB, how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock (“Shares”) allocated to your account in the ESOP and held as of March 26, 2004 by Prudential Bank & Trust Company, FSB, as trustee.

     As a “named fiduciary,” you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account held by Prudential Bank & Trust Company, FSB is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card, sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted, Mellon Investor Services LLC, must receive your Confidential Voting Instruction card no later than May 12, 2004.

     The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee’s vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries. State Street Bank and Trust Company has been engaged as Independent Fiduciary to make this determination for the ESOP Trustee.

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION • FOUNDED 1888

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2004 Annual Meeting of Shareholders. If this should happen, the Independent Fiduciary will determine for the ESOP Trustee how to vote upon such matters.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to Mellon Investor Services LLC. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction card must be received by Mellon Investor Services LLC no later than May 12, 2004.

     Please note that the instruction of individual participants are to be kept confidential by Mellon Investor Services LLC and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours, The ESOP Committee

By:

Steven G. Miss

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 16, 2004

To:	All Astoria Federal Savings and Loan Association Incentive Savings Plan (“401K Plan”) Participants with a portion of their account balance invested in the Employer Stock Fund

Re:	Annual Meeting of Shareholders to be held on May 19, 2004

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 2004, enclosed please find the following documents:

a)	Confidential Voting Instruction card,

b)	Proxy Statement dated April 16, 2004, including a Notice of Annual Meeting of Shareholders,

c)	2003 Annual Report and Form 10-K, and

d)	a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and as a “named fiduciary,” you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee, Prudential Bank & Trust Company, FSB, to vote the shares of Astoria Financial Corporation Common Stock (the “Shares”) held by the 401K Plan as of March 26, 2004, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund “FOR” and “AGAINST” as to each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes “FOR” and “AGAINST” each proposal are given by those individuals with the right to give directions. Each individual’s instructions are weighted according to the value of the participant’s interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 12, 2004, or if you ABSTAIN, your directions will not count.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2004 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee’s discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION • FOUNDED 1888

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return it to Mellon Investor Services LLC. To direct the voting of your Shares, your instruction card must be received by Mellon Investor Services LLC no later than May 12, 2004.

     Please note that the instructions of individual participants are to be kept confidential by Mellon Investor Services LLC and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours, Plan Administrator for the Astoria Federal Savings and Loan Association Incentive Savings Plan

By:

Authorized Signature